Advanced Series Trust
Semi-Annual period ended 6/30/2014
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
AutoZone, Inc.   (053332AQ5)
Trade Date
01-07-2014
List of Underwriters
J.P. Morgan Securities LLC
 U.S. Bancorp Investments, Inc.
 Wells Fargo Securities, LLC
 Barclays Capital Inc.
 Merrill Lynch, Pierce, Fenner
& Smith Incorporated
 SunTrust Robinson Humphrey,
Inc.
 Deutsche Bank Securities Inc.
 Fifth Third Securities, Inc.
 Guggenheim Securities, LLC
 KeyBanc Capital Markets Inc.
 Mitsubishi UFJ Securities
(USA), Inc.
 Mizuho Securities USA Inc.
 PNC Capital Markets LLC
 Regions Securities LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Wells Fargo Securities, LLC
Sector or Industry:
Retailers
Date of First Offering:
01-07-2014
Ratings:
Baa1	BBB	BBB
Maturity Date:
01/13/2017
Coupon:
1.300%
Unit Price:
$99.980
Underwriting Spread per Unit:
0.035%
Gross Spread as a % of Price:
0.035%
Yield:
1.300%
Yield to Maturity:
1.300%
Principal Amount of Offering:
$399,920,000
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
     6.250%

LIST EACH PARTICIPATING FUND
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.1812%
$724,855.00






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1812%
$724,855.00




10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
K. Hovnanian  442488BV3 144A
Trade Date
1/07/2014
List of Underwriters
Credit Suisse
J.P. Morgan Securities LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Credit Suisse
Sector or Industry:
Homebuilders
Date of First Offering:
1/07/2014
Ratings:
Moody's: Caa1, S&P CCC, Fitch
CCC
Maturity Date:
1/15/2019
Coupon:
7.000%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.500
Gross Spread as a % of Price:
1.500%
Yield:
6.771%
Yield to Maturity:
5.985%
Principal Amount of Offering:
$150,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
3.60%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI  LLC FUND NAME


AST High Yield Portfolio  (JP Morgan Sleeve)
0.0826%
$124,000






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0826%
$124,000






10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Union Pacific Corporation
(907818DW5)
Trade Date
01-07-2014
List of Underwriters
Barclays
Citigroup
 Credit Suisse
BofA Merrill Lynch
 J.P. Morgan
 Morgan Stanley
 Mitsubishi UFJ Securities
 SunTrust Robinson Humphrey
 US Bancorp
 Wells Fargo Securities
BNY Mellon Capital Markets, LLC
 Loop Capital Markets
 Mizuho Securities
PNC Capital Markets
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
NO
Name of Affiliate:
PNC Capital Markets
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Credit Suisse Securities (USA) LLC
Sector or Industry:
Railroads
Date of First Offering:
01-07-2014
Ratings:
Baa1	A	NR
Maturity Date:
02/15/2019
Coupon:
2.250%
Unit Price:
$99.869
Underwriting Spread per Unit:
0.600%
Gross Spread as a % of Price:
0.600%
Yield:
2.250%
Yield to Maturity:
2.250%
Principal Amount of Offering:
$299,607,000
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
      3.333%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0500%
$149,803.50






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0500%
$149,803.50


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Laredo Petroleum Inc 516806AC0
Trade Date
01/13/2014
List of Underwriters
Citigroup Global Markets Inc.
Credit Suisse Securities USA LLC
 Goldman, Sachs & Co.
Merrill Lynch Pierce Fenner & Smith
Wells Fargo Securities, LLC
BMO Capital Markets Corp.
Capital One Securities Inc
JP Morgan Securities
Scotia Capital USA
SG Americas Securities LLC
Barclays Capital
BB&T Capital Markets
BBVA Securities Inc
Bosc Inc
Comerica Securities
ING Financial Markets LLC
Mitsubishi UFJ Securities USA Inc
SunTrust Robinson Humphrey
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Merrill Lynch Pierce Fenner &
Smith
Sector or Industry:
Basic Materials
Date of First Offering:
01/13/2014
Ratings:
SP:B/ MD:B2/ FT:NA
Maturity Date:
01/15/2022
Coupon:
5.625%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.500
Gross Spread as a % of Price:
1.500%
Yield:
5.625%
Yield to Maturity:
5.625%
Principal Amount of Offering:
$450,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation > 3:
Yes


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
6.6667%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.0333%
$150,000.00






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0333%
$150,000.00


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Bank of America Corporation
(2044)  06051GFC8
Trade Date
01/15/2014
List of Underwriters
Merrill Lynch, Pierce, Fenner &
Smith Incorporated
ABN AMRO Securities (USA) LLC
 Banca IMI S.p.A.
 Commerz Markets LLC
 Danske Markets Inc
 Goldman, Sachs & Co.
 Lloyds Securities Inc.
Nab Securities, LLC
 PNC Capital Markets LLC
 RBS Securities Inc
 Scotia Capital (USA) Inc.
 Blaylock Robert Van, LLC
 Samuel A. Ramirez & Company,
Inc.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Merrill Lynch, Pierce, Fenner &
Smith Incorporated
Sector or Industry:
Banking
Date of First Offering:
01/15/2014
Ratings:
Baa2    A-    A
Maturity Date:
01/21/2044
Coupon:
5.000%
Unit Price:
$99.784
Underwriting Spread per Unit:
0.875%
Gross Spread as a % of Price:
0.876%
Yield:
5.000%
Yield to Maturity:
5.000%
Principal Amount of Offering:
$ 1,995,680,000.00
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE

10.085%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0250%
$498,920.00






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0250%
$498,920.00



10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
CHS Community Health Systems
12543DAS9 144A
Trade Date
1/15/14
List of Underwriters
Bank of America Merrill Lynch
Citigroup Global Markets Inc
Credit Suisse
Goldman Sachs & Co
J.P. Morgan Securities LLC
 RBC Capital Markets
SunTrust Robinson Humphrey
UBS Securities LLC
Wells Fargo & Co
BBVA Securities Inc
Credit Agricole Securities USA Inc
 Deutsche Bank Securities Inc
Fifth Third Securities Inc
Mitsubishi UFJ Securities USA Inc
 Scotia Capital USA Inc
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Bank of America Merrill Lynch
Sector or Industry:
Health Care Facilities
Date of First Offering:
1/15/2014
Ratings:
Moody's: Ba2, S&P BB, Fitch BB+
Maturity Date:
8/1/2021
Coupon:
5.125%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.750
Gross Spread as a % of Price:
1.7500%
Yield:
4.992%
Yield to Maturity:
4.595%
Principal Amount of Offering:
$1,000,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
1.95%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by Fund
PI  LLC FUND NAME


AST High Yield Portfolio  (JP Morgan Sleeve)
0.0440%
$440,000



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0440%
$440,000


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
CHS Community Health Systems
12543DAT7 144A
Trade Date
1/15/14
List of Underwriters
Bank of America Merrill Lynch
Citigroup Global Markets Inc
Credit Suisse
Goldman Sachs & Co
J.P. Morgan Securities LLC,
RBC Capital Markets
SunTrust Robinson Humphrey
UBS Securities LLC
 Wells Fargo & Co
 BBVA Securities Inc
Credit Agricole Securities USA
Inc
Deutsche Bank Securities Inc
Fifth Third Securities
Mitsubishi UFJ Securities USA
Inc
Scotia Capital USA Inc
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Bank of America Merrill Lynch
Sector or Industry:
Health Care Facilities
Date of First Offering:
1/15/2014
Ratings:
Moody's: B3, S&P B-, Fitch B
Maturity Date:
2/01/2022
Coupon:
6.875%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.750
Gross Spread as a % of Price:
1.750%
Yield:
6.6538%
Yield to Maturity:
5.815%
Principal Amount of Offering:
$3,000,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
2.27%
LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI  LLC FUND NAME


AST High Yield Portfolio  (JP Morgan
Sleeve)
0.0360%
$1,080,000






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0360%
$1,080,000



10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Credit Agricole SA  225313AD7
144A
Trade Date
1/15/2014
List of Underwriters
Barclays Capital
Credit Agricole Securities USA
Inc
Credit Suisse Securities USA
LLC
Goldman Sachs & Co
J.P. Morgan Securities LLC
UniCredit Bank AG
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Credit Agricole Securities USA
Inc
Sector or Industry:
Banking
Date of First Offering:
1/15/2014
Ratings:
Moody's: NR, S&P BB+, Fitch BB+
Maturity Date:
1/29/2049
Coupon:
FRN 7.875%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.000
Gross Spread as a % of Price:
1.000%
Yield:
6.985%
Yield to Maturity:
7.850%
Principal Amount of Offering:
$1,750,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
..68%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI  LLC FUND NAME


AST High Yield Portfolio  (JP Morgan
Sleeve)
0.0145%
$255,000






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0145%
$255,000









10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
CBS Out Amer Cap LLC  12505FAA9
Trade Date
01/16/2014
List of Underwriters
Bank of America
Merrill Lynch
Citigroup Inc
Deutsche Bank (US)
Goldman, Sachs &
Co.
JP Morgan
Morgan Stanley
Wells Fargo & Co
BNP Paribas
BNY Mellon Investor
Services LLC
Credit Suisse
Drexel Hamilton LLC
Evercore Partners Inc
Guggenheim
Investment
Management
Lloyds Bank PLC /
United States
Loop Capital Markets LLC
 Mizuho Securities
USA Inc
Nomura Securities
International
Ramirez & Co Inc
RBS Securities Inc
SMBC Nikko
Securities America Inc
TD Securities
UBS Securities
US Bancorp
Williams Capital
Group LP
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
Goldman, Sachs & Co
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Deutsche Bank (US).
Sector or Industry:
Financial
Date of First Offering:
01/16/14
Ratings:
SP:BB-/ MD:B1/ FT:NA
Maturity Date:
02/15/2022
Coupon:
5.25%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.500
Gross Spread as a % of Price:
1.500%
Yield:
5.25%
Yield to Maturity:
5.252%
Principal Amount of Offering:
$400,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation > 3:
Yes


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
3.1250%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.0125%
$50,000.00






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0125%
$50,000.00




10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
CBS Outdoor Americas Capital
Corp / Capital LLC 12505FAA
144A
Trade Date
1/16/2014
List of Underwriters
Bank of America
Merrill Lynch
Citigroup Inc
Deutsche Bank (US)
 Goldman Sachs & Co
J.P. Morgan
Securities LLC
Morgan Stanley
Wells Fargo & Co
BNP Paribas
 BNY Mellon Investor
Services LLC
Credit Suisse
 Drexel Hamilton LLC
 Evercore Partners
Inc
Guggenheim
Investment
Management
Lloyds Bank PLC /
United States
Loop Capital Markets
LLC
Mizuho Securities
USA Inc
Nomura Securities
International
Ramirez & Co Inc
RBS Securities Inc
 SMBC Nikko
Securities America
Inc
 TD Securities
UBS Securities
 US Bancorp
Williams Capital
Group LP
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Deutsche Bank (US)
Sector or Industry:
Media Non-Cable
Date of First Offering:
1/16/2014
Ratings:
Moody's Ba1, S&P BB-
Maturity Date:
2/15/2022
Coupon:
5.250%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.500
Gross Spread as a % of Price:
1.500%
Yield:
5.104%
Yield to Maturity:
4.691%
Principal Amount of Offering:
$400,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
3.00%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI  LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0050%
$20,000
AST High Yield Portfolio  (JP Morgan
Sleeve)
0.0362%
$145,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0412%
$165,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0412%
$165,000




10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
CBS Out Amer Cap LLC  12505FAC5
Trade Date
01/16/2014
List of Underwriters
Bank of America
Merrill Lynch
Citigroup Inc
Deutsche Bank (US)
Goldman, Sachs &
Co.
JP Morgan
Morgan Stanley
Wells Fargo & Co
BNP Paribas
BNY Mellon
Investor Services
LLC
Credit Suisse
Drexel Hamilton
LLC
Evercore Partners
Inc
Guggenheim Investment
Management
Lloyds Bank PLC /
United States
Loop Capital Markets
LLC
 Mizuho Securities
USA Inc
Nomura Securities
International
Ramirez & Co Inc
RBS Securities Inc
SMBC Nikko Securities
America Inc
TD Securities
UBS Securities
US Bancorp
Williams Capital
Group LP
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
Goldman, Sachs & Co
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Deutsche Bank (US)
Sector or Industry:
Financial
Date of First Offering:
01/16/2014
Ratings:
SP:BB-/ MD:B1/ FT:NA
Maturity Date:
02/15/2024
Coupon:
5.625%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.500
Gross Spread as a % of Price:
1.500%
Yield:
5.625%
Yield to Maturity:
5.627%
Principal Amount of Offering:
$400,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation > 3:
Yes


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE 3.1250%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.0125%
$50,000.00






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0125%
$50,000.00




10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
CBS Outdoor Americas Capital
Corp / Capital LLC 12505FAC5
144A
Trade Date
1/16/2014
List of Underwriters
Bank of America
Merrill Lynch
Citigroup Inc
Deutsche Bank (US)
Goldman Sachs & Co
J.P. Morgan
Securities LLC
Morgan Stanley
Wells Fargo & Co
BNP Paribas
BNY Mellon Investor
Services LLC
Credit Suisse
Drexel Hamilton LLC
Evercore Partners Inc
Guggenheim Investment
Management
Lloyds Bank PLC /
United States
Loop Capital Markets LLC
Mizuho Securities USA Inc
Nomura Securities
International
Ramirez & Co Inc
RBS Securities Inc
SMBC Nikko Securities
America Inc
TD Securities
 UBS Securities
US Bancorp
Williams Capital Group LP
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Deutsche  Bank (US)
Sector or Industry:
Media Non Cable
Date of First Offering:
1/16/2014
Ratings:
Moody's B1, S&P BB-
Maturity Date:
2/15/2024
Coupon:
5.625%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.500
Gross Spread as a % of Price:
1.500%
Yield:
5.476%
Yield to Maturity:
5.202%
Principal Amount of Offering:
$400,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
3.00%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI  LLC FUND NAME


AST J.P Morgan Global Thematic Portfolio
0.0050%
$20,000
AST High Yield Portfolio  (JP Morgan Sleeve)
0.0362%
$145,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0412%
$165,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0412%
$165,000



10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Ply Gem Industries Inc
729416AW7
Trade Date
01/16/2014
List of Underwriters
 Goldman, Sachs & Co.
Credit Suisse Securities(USA)
LLC
J.P. Morgan Securities LLC
RBC Capital Markets, LLC
Stephens Inc.
UBS Securities LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
Goldman, Sachs & Co
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Credit Suisse Securities (USA)
LLC
Sector or Industry:
Industrial Goods
Date of First Offering:
01/16/2014
Ratings:
SP:CCC+/ MD:Caa2/ FT:NA
Maturity Date:
02/01/2022
Coupon:
6.500%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.250
Gross Spread as a % of Price:
1.250%
Yield:
6.500%
Yield to Maturity:
6.500%
Principal Amount of Offering:
$500,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation > 3:
Yes


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
6.5000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.0300%
$150,000.00






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0300%
$150,000.00









10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
RSP Permian Inc.  74978Q10
Trade Date
1/17/2014
List of Underwriters
Barclays
J.P. Morgan Securities LLC
Tudor, Pickering, Holt & Co.
Raymond James
RBC Capital Markets
UBS Investment Bank
Jefferies LLC
Johnson Rice & Company L.L.C.
Simmons & Company International
Scotia Bank / Howard Weil
Stephens Inc.
Citigroup
Comerica Securities
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays
Sector or Industry:
Energy
Date of First Offering:
1/17/2014
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
$19.500
Underwriting Spread per Unit:
$1.12125
Gross Spread as a % of Price:
5.750%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
$390,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
4.57%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI  LLC FUND NAME


AST Small Cap Value Portfolio  (JP Morgan sleeve)
0.4730%
$1,844,700



Total Purchased for Prudential Funds which Sub-Adviser Manages
0.6265%
$2,443,350
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.6265%
$2,443,350




10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
VTR Finance BV  918370AB3 144A
Trade Date
1/17/2014
List of Underwriters
BNP Paribas Group
Goldman Sachs & Co
 J.P. Morgan Securities LLC
Morgan Stanley
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Morgan Stanley
Sector or Industry:
Cable & Satellite
Date of First Offering:
1/17/2014
Ratings:
Moody's B1, S&P B+
Maturity Date:
1/15/2024
Coupon:
6.875%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.750
Gross Spread as a % of Price:
1.750%
Yield:
6.832%
Yield to Maturity:
6.762%
Principal Amount of Offering:
$1,400,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE

..83%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI  LLC FUND NAME


AST High Yield Portfolio  (JP Morgan Sleeve)
0.0190%
$267,000






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0190%
$267,000











10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
JLL Delta Dutch Newco BV
46590GAA 144A
Trade Date
1/22/2014
List of Underwriters
Jefferies & Co
J.P. Morgan Securities LLC
KeyBanc Capital Markets
Morgan Stanley
UBS Ltd
Barclays Capital
SMBC Nikko Securities America
Inc
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
UBS Ltd
Sector or Industry:
Pharmaceuticals
Date of First Offering:
1/22/2014
Ratings:
Moody's Caa2, S&P CCC+
Maturity Date:
2/01/2022
Coupon:
7.500%
Unit Price:
$100.000
Underwriting Spread per Unit:
$2.250
Gross Spread as a % of Price:
2.250%
Yield:
7.237%
Yield to Maturity:
6.731%
Principal Amount of Offering:
$450,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
2.22%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI  LLC FUND NAME


AST High Yield Portfolio  (JP Morgan Sleeve)
0.2966%
$1,335,000






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.2966%
$1,335,000








10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Care.com  14163310
Trade Date
1/23/2014
List of Underwriters
Morgan Stanley
BofA Merrill Lynch
J.P. Morgan Securities LLC
 Allen & Company LLC
 Stifel
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Morgan Stanley
Sector or Industry:
Consumer Discretionary
Date of First Offering:
1/23/2014
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
$17.000
Underwriting Spread per Unit:
$1.190
Gross Spread as a % of Price:
7.000%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
$90,950,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE

1.27%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI  LLC FUND NAME


AST Small Cap Value Portfolio  (JP Morgan Sleeve)
0.1420%
$129,200






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1887%
$171,700










10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Rice Energy Inc 762760106
Trade Date
01/23/2014
List of Underwriters
Barclays
Citigroup
Goldman, Sachs & Co
Wells Fargo Securities
BMO Capital Markets
RBC Capital Markets
Comerica Securities
SunTrust Robinson Humphrey
Tudor, Pickering, Holt & Co.
Capital One Securities
FBR
Scotiabank / Howard Weil
Johnson Rice & Company L.L.C.
Sterne Agee
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
Goldman, Sachs & Co
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
SunTrust Robinson Humphrey
Sector or Industry:
Energy
Date of First Offering:
01/23/2014
Ratings:
N/A
Maturity Date:
N/A
Coupon:
N/A
Unit Price:
$21.000
Underwriting Spread per Unit:
$1.050
Gross Spread as a % of Price:
5.000%
Yield:
N/A
Yield to Maturity:
N/A
Principal Amount of Offering:
$924,000,000.00
Subordination Features:
Common Stock
Years of Continued Operation > 3:
Yes


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
3.4262 %

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Small-Cap Value
Portfolio
0.3906%
$3,608,934.00
PSF SP Small Cap Value Portfolio (Goldman
Sachs sleeve)
 0.0582%
$538,188.00
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.4488%
$4,147,122.00
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.4488%
$4,147,122.00



10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
The Goldman Sachs Group, Inc.
38145XAA1
Trade Date
01/28/2014
List of Underwriters
Goldman, Sachs & Co
 Banca IMI
 BB&T Capital
Markets
 BBVA Securities
 BMO Capital
Markets
BNY Mellon Capital
Markets
 Citigroup
 Credit Agricole
Securities (USA)
Inc.
 DBS Bank
 Lloyds Securities
Inc.
 Mizuho Securities
USA Inc.
 Morgan Stanley
 Natixis
 PNC Capital Markets
LLC
 RBC Capital Markets
 Santander
 SMBC Nikko
Standard Chartered
Bank
 SunTrust Robinson
Humphrey
US Bancorp
 UniCredit Capital
Markets
Blaylock Robert Van,
LLC
 Drexel Hamilton
Mischler Financial
Group, Inc.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Goldman, Sachs & Co.
Sector or Industry:
Banking
Date of First Offering:
01/28/2014
Ratings:
Baa1	A-	A
Maturity Date:
01/31/2019
Coupon:
2.625%
Unit Price:
$99.684
Underwriting Spread per Unit:
0.350%
Gross Spread as a % of Price:
0.351%
Yield:
2.625%
Yield to Maturity:
2.625%
Principal Amount of Offering:
$2,492,100,000.00
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE

12.000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0160%
$ 398,736.00






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0160%
$398,736.00




10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Ultragenyx Pharmaceutical
90400D10
Trade Date
1/30/2014
List of Underwriters
J.P. Morgan Securities LLC
Morgan Stanley
Cowen & Company
Canaccord Genuity
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Morgan Stanley
Sector or Industry:
Healthcare
Date of First Offering:
1/30/2014
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
$21.000
Underwriting Spread per Unit:
$1.470
Gross Spread as a % of Price:
7.000%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
$120,967,749
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
3.79%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI  LLC FUND NAME


AST Small Cap Value Portfolio  (JP Morgan
Sleeve)
..1076%
$130,200






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
..1076%
$130,200











10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Chrysler Group LLC  17121EAE7
Trade Date
02/04/2014
List of Underwriters
Barclays Capital
 Citigroup Global Markets Inc
 Goldman Sachs & Co
 J.P. Morgan Securities LLC
 Merrill Lynch Pierce Fenner &
Smith
 Morgan Stanley
 UBS Securities LLC
 Banca IMI
 BB Securities
 Credit Suisse Securities USA
LLC
 Deutsche Bank Securities Inc
 RBC Capital Markets
 RBS Securities
 SG Americas Securities LLC
 Drexel Hamilton LLC
 Lebenthal & Co Inc
 Loop Capital Markets LLC
 Samuel A Ramirez & Co Inc.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
Goldman, Sachs & Co
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Bank of America Merrill Lynch
Sector or Industry:
Automotive
Date of First Offering:
02/04/2014
Ratings:
SP:B/ MD:B1/ FT:NA
Maturity Date:
06/15/2019
Coupon:
8.00%
Unit Price:
$108.250
Underwriting Spread per Unit:
$1.000
Gross Spread as a % of Price:
0.9238%
Yield:
7.3903%
Yield to Maturity:
8.004%
Principal Amount of Offering:
$1,375,000,000
Subordination Features:
Secured
Years of Continued Operation > 3:
Yes


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
5.8182%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.0145%
$216,500.00






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0145%
$216,500.00

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Chrysler Group LLC & CG Co-
Issuer Inc. 17121EAE7 144A
Trade Date
02/04/2014
List of Underwriters
Barclays Capital
 Citigroup Global Markets Inc
 Goldman Sachs & Co
 J.P. Morgan Securities LLC
 Merrill Lynch Pierce Fenner &
Smith
 Morgan Stanley
 UBS Securities LLC
 Banca IMI
 BB Securities
 Credit Suisse Securities USA
LLC
 Deutsche Bank Securities Inc
 RBC Capital Markets
 RBS Securities
 SG Americas Securities LLC
 Drexel Hamilton LLC
 Lebenthal & Co Inc
 Loop Capital Markets LLC
 Samuel A Ramirez & Co Inc.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Merrill Lynch Pierce Fenner &
Smith
Sector or Industry:
Automotive
Date of First Offering:
2/04/2014
Ratings:
Moody's: Aaa, S&P B1, Fitch B
Maturity Date:
6/15/2019
Coupon:
8.000%
Unit Price:
$108.250
Underwriting Spread per Unit:
$1.000
Gross Spread as a % of Price:
..9237%
Yield:
7.298%
Yield to Maturity:
5.789%
Principal Amount of Offering:
1,375,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
6.03%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio  (JP Morgan
sleeve)
0.0728%
$1,084,665



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0728%
$1,084,665
10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Chrysler Group LLC  17121EAG2
Trade Date
02/04/2014
List of Underwriters
Barclays Capital
 Citigroup Global Markets Inc
 Goldman Sachs & Co
 J.P. Morgan Securities LLC
 Merrill Lynch Pierce Fenner &
Smith
 Morgan Stanley
UBS Securities LLC
 Banca IMI
 BB Securities
 Credit Suisse Securities USA
LLC
  Deutsche Bank Securities Inc
 RBC Capital Markets LLC
 RBS Securities Inc
 SG Americas Securities LLC
Drexel Hamilton LLC,
Lebenthal & Co
 Loop Capital Markets LLC
 Samuel A Ramirez & Co
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
Goldman, Sachs & Co
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Bank of America Merrill Lynch
Sector or Industry:
Automotive
Date of First Offering:
02/04/2014
Ratings:
SP:B/ MD:B1/ FT:NA
Maturity Date:
06/15/2021
Coupon:
8.25%
Unit Price:
$110.500
Underwriting Spread per Unit:
$1.000
Gross Spread as a % of Price:
0.9050%
Yield:
7.4661%
Yield to Maturity:
8.247%
Principal Amount of Offering:
$1,380,000,000
Subordination Features:
Secured
Years of Continued Operation > 3:
Yes


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
3.2609%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.0145%
$221,000.00






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0145%
$221,000.00
10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Chrysler Group LLC & CG Co-
Issuer Inc. 17121EAG2 144A
Trade Date
02/04/2014
List of Underwriters
Barclays Capital
 Citigroup Global Markets Inc
 Goldman Sachs & Co
 J.P. Morgan Securities LLC
 Merrill Lynch Pierce Fenner &
Smith
 Morgan Stanley
UBS Securities LLC
 Banca IMI
 BB Securities
 Credit Suisse Securities USA
LLC
  Deutsche Bank Securities Inc
 RBC Capital Markets LLC
 RBS Securities Inc
 SG Americas Securities LLC
Drexel Hamilton LLC,
Lebenthal & Co
 Loop Capital Markets LLC
 Samuel A Ramirez & Co
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Merrill Lynch Pierce Fenner &
Smith
Sector or Industry:
Automotive
Date of First Offering:
02/04/2014
Ratings:
Moody's: B1, S&P B
Maturity Date:
6/15/2021
Coupon:
8.250%
Unit Price:
$110.500
Underwriting Spread per Unit:
$1.000
Gross Spread as a % of Price:
..9049%
Yield:
7.325%
Yield to Maturity:
6.038%
Principal Amount of Offering:
$1,380,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
6.02%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio  (JP Morgan
sleeve)
0.0741%
$1,130,415



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0741%
$1,130,415


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Netflix Inc. 64110LAF3 144A
Trade Date
02/04/2014
List of Underwriters
Goldman Sachs & Co
J.P. Morgan Securities LLC
 Morgan Stanley
 Allen & Co
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Morgan Stanley
Sector or Industry:
Retail Discretionary
Date of First Offering:
02/04/2014
Ratings:
Moody's: Ba3, S&P BB-
Maturity Date:
03/01/2024
Coupon:
5.750%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.500
Gross Spread as a % of Price:
1.5000%
Yield:
5.493%
Yield to Maturity:
5.138%
Principal Amount of Offering:
$400,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
4.41%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0162%
$65,000
AST High Yield Portfolio (JP Morgan
sleeve)
0.1300%
$520,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.1462%
$585,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1462%
$585,000











10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Regency Energy Partners LP /
Regency Energy Finance Corp.
75886AAL
Trade Date
02/04/2014
List of Underwriters
BofA Merrill Lynch
Citigroup
Credit Suisse
J.P. Morgan Securities LLC
 Natixis
 RBC Capital Markets
RBS
SunTrust Robinson Humphrey
 Wells Fargo
 PNC Capital Markets LLC
 Scotiabank
UBS Investment Bank
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Pipeline
Date of First Offering:
2/04/2014
Ratings:
Moody's: B1, S&P BB, Fitch BB
Maturity Date:
3/01/2022
Coupon:
5.875%
Unit Price:
$98.423
Underwriting Spread per Unit:
$1.500
Gross Spread as a % of Price:
1.524%
Yield:
5.624%
Yield to Maturity:
5.160%
Principal Amount of Offering:
$885,807,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
3.02%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities
Portfolio
0.0072%
$63,975
AST J.P. Morgan Global Thematic Portfolio
0.0072%
$63,975
AST High Yield Portfolio (JP Morgan
sleeve)
0.0603%
$534,437
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0747%
$662,387
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0747%
$662,387



10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Lennar Corp 526057BT
Trade Date
02/05/2014
List of Underwriters
Citigroup
 J.P. Morgan Securities LLC
 BofA Merrill Lynch
 Deutsche Bank Securities
 Wells Fargo Securities
 BMO Capital Markets
 UBS Investment Bank
 PNC Capital Markets LLC
 Comerica Securities
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup
Sector or Industry:
Homebuilders
Date of First Offering:
02/05/2014
Ratings:
Moody's Ba3, S&P BB-, Fitch BB+
Maturity Date:
06/15/2019
Coupon:
4.500%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.000
Gross Spread as a % of Price:
1.000%
Yield:
4.411%
Yield to Maturity:
4.054%
Principal Amount of Offering:
$400,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
2.79%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities
Portfolio
0.0030%
$12,000
AST J.P. Morgan Global Thematic Portfolio
0.0030%
$12,000
AST High Yield Portfolio (JP Morgan
sleeve)
0.0282%
$113,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0342%
$137,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0342%
$137,000








10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Micron Technology Inc.
595112AZ6 144A
Trade Date
02/05/2014
List of Underwriters
Credit Suisse
 Goldman Sachs & Co
 Morgan Stanley
Citigroup Global Markets Inc
 J.P. Morgan Securities LLC
 DBS Bank
 HSBC Securities
 US Bancorp Investments Inc
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Morgan Stanley
Sector or Industry:
Hardware
Date of First Offering:
02/05/2014
Ratings:
Moody's Ba3, S&P BB-
Maturity Date:
02/15/2022
Coupon:
5.875%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.750
Gross Spread as a % of Price:
1.750%
Yield:
5.555%
Yield to Maturity:
4.727%
Principal Amount of Offering:
600,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
3.06%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities
Portfolio
0.0040%
$24,000
AST J.P. Morgan Global Thematic Portfolio
0.0040%
$24,000
AST High Yield Portfolio (JP Morgan
sleeve)
0.0335%
$201,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0415%
$249,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0415%
$249,000




10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Fresenius US Finance II
35804GAJ7
Trade Date
02/11/2014
List of Underwriters
Bank of America Merrill Lynch
DNB Bank ASA / New York
JP Morgan
Scotia Capital Inc
Citigroup Global Markets Inc
Goldman, Sachs & Co.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
JP Morgan
Sector or Industry:
Medical Equipment/Devices
Date of First Offering:
02/11/2014
Ratings:
SP:BB+/ MD:Ba1/ FT:BB+
Maturity Date:
02/01/2021
Coupon:
4.25%
Unit Price:
$100.000
Underwriting Spread per Unit:
$0.6250
Gross Spread as a % of Price:
0.6250%
Yield:
4.25%
Yield to Maturity:
4.25%
Principal Amount of Offering:
$300,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation > 3:
Yes


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
11.3334%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.0333%
$100,000.00






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0333%
$100,000.00










10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Ineos Group Holdings SA
44986UAC3
Trade Date
02/11/2014
List of Underwriters
Bank of America Merrill Lynch
Barclays Bank PLC
Citi
Goldman Sachs International
JP Morgan Securities
UBS
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
Goldman Sachs International
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citi
Sector or Industry:
Chemicals
Date of First Offering:
02/11/2014
Ratings:
SP:B-/ MD:B3/ FT:NA
Maturity Date:
02/15/19
Coupon:
5.875%
Unit Price:
$100.000
Underwriting Spread per Unit:
$0.375
Gross Spread as a % of Price:
0.375%
Yield:
5.875%
Yield to Maturity:
5.875%
Principal Amount of Offering:
$590,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation > 3:
Yes


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
3.2204%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.0339%
$200,000.00






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0339%
$200,000.00








10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Ineos Group Holdings SA
44986UAC3 144A
Trade Date
02/11/2014
List of Underwriters
Bank of America Merrill Lynch
 Barclays Bank PLC
Citi
 Goldman Sachs International
 J.P. Morgan Securities LLC
 UBS
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citi
Sector or Industry:
Chemicals
Date of First Offering:
02/11/2014
Ratings:
Moody's B3, S&P B-
Maturity Date:
02/15/2019
Coupon:
5.875%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.000
Gross Spread as a % of Price:
1.000%
Yield:
5.692%
Yield to Maturity:
4.945%
Principal Amount of Offering:
590,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE

3.89%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio  (JP Morgan
sleeve)
0.0405%
$239,000






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0405%
$239,000









10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Talmer Bancorp, Inc. 87482X10
Trade Date
02/11/2014
List of Underwriters
Keefe, Bruyette & Woods
J.P. Morgan Securities LLC
Raymond James
 RBC Capital Markets
 Sterne Agee
 Sandler O'Neill + Partners, LP
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Keefe, Bruyette & Woods
Sector or Industry:
Financials
Date of First Offering:
2/11/2014
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
$13.000
Underwriting Spread per Unit:
$.910
Gross Spread as a % of Price:
7.000%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
$202,222,215
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
2.09%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Small Cap Value Portfolio  (JP Morgan
sleeve)
0.2757%
$557,700






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.3669%
$742,300










10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
CIT Group Inc. 125581GS
Trade Date
02/12/2014
List of Underwriters
BofA Merrill Lynch
 Credit Suisse
 Morgan Stanley
 Barclays
 Credit Agricole CIB
 Deutsche Bank Securities
 Goldman Sachs & Co.
 J.P. Morgan Securities LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Deutsche Bank Securities
Sector or Industry:
Commercial Finance
Date of First Offering:
02/12/2014
Ratings:
Moody's Ba3, S&P BB-
Maturity Date:
2/19/2019
Coupon:
3.875%
Unit Price:
$100.000
Underwriting Spread per Unit:
$.875
Gross Spread as a % of Price:
..875%
Yield:
3.827%
Yield to Maturity:
3.590%
Principal Amount of Offering:
1,000,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
2.39%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio  (JP Morgan
sleeve)
0.0082%
$82,000






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0082%
$82,000










10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Griffon Corporation 398433AG7
144A
Trade Date
02/12/2014
List of Underwriters
Deutsche Bank (US)
 Goldman Sachs & Co
 HSBC Securities
 Jefferies & Co
 J.P. Morgan Securities LLC
 Lazard Capital Markets LLC
 RBS Securities Corp
 Wells Fargo & Co
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Deutsche Bank (US)
Sector or Industry:
Home Improvement
Date of First Offering:
02/12/2014
Ratings:
Moody's B1, S&P BB-
Maturity Date:
03/01/2022
Coupon:
5.250%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.361
Gross Spread as a % of Price:
1.361%
Yield:
5.263%
Yield to Maturity:
5.287%
Principal Amount of Offering:
$600,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
4.76%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities
Portfolio
0.0125%
$75,000
AST J.P Morgan Global Thematic Portfolio
0.0125%
$75,000
AST High Yield Portfolio ( JP Morgan
sleeve)
0.1025%
$615,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.1275%
$765,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1275%
$765,000






10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Inogen, Inc.  45780L10
Trade Date
02/13/2014
List of Underwriters
J.P. Morgan Securities LLC
 Leerink Partners
William Blair
Stifel
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Leerink Partners
Sector or Industry:
Healthcare
Date of First Offering:
2/13/2014
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
$16.000
Underwriting Spread per Unit:
$1.120
Gross Spread as a % of Price:
7.000%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
$70,558,208
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE

3.12%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Small Cap Value Portfolio  (JP Morgan
sleeve)
0.2992%
$211,200






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.3944%
$278,400











10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Akamai Technologies  00971TAF84
Trade Date
02/14/2014
List of Underwriters
Morgan Stanley
J.P. Morgan Securities LLC
BofA Merrill Lynch
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Morgan Stanley
Sector or Industry:
Communications
Date of First Offering:
1/30/2014
Ratings:
NA
Maturity Date:
2/15/2019
Coupon:
NA
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.500
Gross Spread as a % of Price:
1.500%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
$600,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
7.00%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J. P. Morgan Global Thematic Portfolio
..0236%
$142,000






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
..0236%
$142,000












10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Comcast Corporation
20030NBJ9
Trade Date
02/19/2014
List of Underwriters
BNP Paribas
BofA Merrill
Lynch
RBC Capital
Markets
Wells Fargo
Securities
Barclays
 Credit Suisse
 Deutsche Bank
Securities
 Goldman, Sachs
& Co.
 J.P. Morgan
 Lloyds
Securities
 Mitsubishi UFJ
Securities
 Mizuho
Securities
 RBS
 SMBC Nikko
SunTrust
Robinson
Humphrey
 UBS Investment Bank
  Santander
 US Bancorp
 DNB Markets
 PNC Capital Markets
LLC
 TD Securities
 The Williams Capital
Group
Jefferies
Drexel Hamilton
 Lebenthal Capital
Markets
 Loop Capital Markets
MFR Securities, Inc.
 Mischler Financial
Group, Inc.
 Ramirez & Co., Inc.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BNP Paribas
Sector or Industry:
Media Cable
Date of First Offering:
02/19/2014
Ratings:
A3	A-	A-
Maturity Date:
3/1/2024
Coupon:
3.600%
Unit Price:
$99.426
Underwriting Spread per Unit:
0.450%
Gross Spread as a % of Price:
0.452%
Yield:
3.600%
Yield to Maturity:
3.600%
Principal Amount of Offering:
$ 1,193,112,000.00
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
      9.166%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0645%
$770,551.50






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0645%
$770,551.50



10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Advanced Micro Devices
007903AY3 144A
Trade Date
02/20/2014
List of Underwriters
Bank of America Merrill Lynch
 J.P. Morgan Securities LLC
 Barclays Capital
 Morgan Stanley
 Wells Fargo Securities LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Bank of America Merrill Lynch
Sector or Industry:
Hardware
Date of First Offering:
02/20/2014
Ratings:
Moody's B2, S&P B, Fitch CCC
Maturity Date:
03/01/2019
Coupon:
6.750%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.435
Gross Spread as a % of Price:
1.435%
Yield:
6.632%
Yield to Maturity:
6.318%
Principal Amount of Offering:
$600,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
4.69%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0091%
$55,000
AST High Yield Portfolio  (JP Morgan
sleeve)
0.0833%
$500,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0924%
$555,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0924%
$555,000












10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Covanta Holdings Corp. 22282EAF
Trade Date
2/20/2014
List of Underwriters
Barclays
BofA Merrill Lynch
Citigroup
 J.P. Morgan Securities LLC
 Morgan Stanley
 RBS
 Credit Agricole CIB
 HSBC
 Mitsubishi UFJ Securities
 SMBC Nikko
 TD Securities
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays
Sector or Industry:
Waste & Environment  Service
Equipment
Date of First Offering:
02/20/2014
Ratings:
Moody's Ba3, S&P B
Maturity Date:
03/01/2024
Coupon:
5.875%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.500
Gross Spread as a % of Price:
1.500%
Yield:
5.738%
Yield to Maturity:
5.498%
Principal Amount of Offering:
$400,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
1.80%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0075%
$30,000
AST High Yield Portfolio  (JP Morgan
sleeve)
0.0625%
$250,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0700%
$280,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0700%
$280,000






10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
PEPSICO INC     713448CM8
Trade Date
02/25/2014
List of Underwriters
Citigroup
RBS
UBS Investment Bank
 ANZ Securities
BBVA Securities
BNY Mellon Capital Markets, LLC
Lebenthal & Co., LLC
Mischler Financial Group, Inc.
PNC Capital Markets LLC
 US  Bancorp
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup
Sector or Industry:
Food/Beverage
Date of First Offering:
02/25/2014
Ratings:
A1	A-	A
Maturity Date:
03/1/2024
Coupon:
3.600%
Unit Price:
$99.825
Underwriting Spread per Unit:
0.450%
Gross Spread as a % of Price:
0.450%
Yield:
3.600%
Yield to Maturity:
3.600%
Principal Amount of Offering:
$748,687,500.00
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
      5.440%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0666%
$ 499,125.00






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0666%
$499,125.00






10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
State Street Corp Pfd 85747760
Trade Date
02/25/2014
List of Underwriters
Morgan Stanley
 BofA Merrill Lynch
 Goldman, Sachs & Co
 Wells Fargo Securities
Barclays
 HSBC
 J.P. Morgan Securities LLC
 Lebenthal & Co., LLC
 Mischler Financial Group, Inc.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Morgan Stanley
Sector or Industry:
Financial Services
Date of First Offering:
02/25/2014
Ratings:
Moody's Baa2, S&P BBB+, Fitch
BBB-e
Maturity Date:
NA
Coupon:
NA
Unit Price:
$25.000
Underwriting Spread per Unit:
$.2500
Gross Spread as a % of Price:
1.000%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
$750,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
1.80%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0010%
$8,125
AST High Yield Portfolio  (JP Morgan
sleeve)
0.0091%
$68,750
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0101%
$76,875
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0101%
$76,875





10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Greektown Holdings LLC
39248TAA4
Trade Date
02/26/2014
List of Underwriters
Credit Suisse
Goldman, Sachs & Co.
Jeffries & Co
UBS Securities LLC
Wells Fargo & Co
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Jeffries & Co
Sector or Industry:
Casinos and Gaming
Date of First Offering:
02/26/2014
Ratings:
SP:B-/ MD:B3/ FT:NA
Maturity Date:
03/15/2019
Coupon:
8.875%
Unit Price:
$100.000
Underwriting Spread per Unit:
$2.250
Gross Spread as a % of Price:
2.250%
Yield:
8.875%
Yield to Maturity:
8.875%
Principal Amount of Offering:
$425,000,000
Subordination Features:
Secured
Years of Continued Operation > 3:
Yes


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
2.3530%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.0118%
$50,000.00






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0118%
$50,000.00










10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Cloud Peak Energy Resources LLC
/ Cloud Peak Energy Finance
Corp. 18911XAA
Trade Date
02/27/2014
List of Underwriters
Goldman, Sachs & Co.
 RBC Capital Markets
 J.P. Morgan Securities LLC
 Credit Suisse
 Deutsche Bank Securities
 Credit Agricole CIB
 Wells Fargo Securities
 BB&T Capital Markets
 Comerica Securities
PNC Capital Markets LLC
Stifel
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Goldman, Sachs & Co
Sector or Industry:
Exploration & Production
Date of First Offering:
02/27/2014
Ratings:
Moody's B1, S&P BB-
Maturity Date:
3/15/2024
Coupon:
6.3750%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.940
Gross Spread as a % of Price:
1.940%
Yield:
6.151%
Yield to Maturity:
5.795%
Principal Amount of Offering:
$200,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
1.96%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0075%
$15,000
AST High Yield Portfolio  (JP Morgan
sleeve)
0.0500%
$100,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0575%
$115,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0575%
$115,000







10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Gatx Corporation (2019)
361448AT0
Trade Date
02/27/2014
List of Underwriters
BofA Merrill Lynch
Citigroup
 Morgan Stanley
Mizuho Securities
US Bancorp
BMO Capital Markets
KeyBanc Capital Markets
  Loop Capital Markets
 Mitsubishi UFJ Securities
PNC Capital Markets LLC
 The Williams Capital Group,
L.P.,
Wells Fargo Securities,
BNY Mellon Capital Markets, LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup
Sector or Industry:
Transportation
Date of First Offering:
02/27/2014
Ratings:
Baa2	BBB	NR
Maturity Date:
07/30/2019
Coupon:
2.500%
Unit Price:
$ 99.866
Underwriting Spread per Unit:
0.600%
Gross Spread as a % of Price:
0.600%
Yield:
2.500%
Yield to Maturity:
2.500%
Principal Amount of Offering:
$ 249,665,000.00
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
      8.000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.1200%
$ 299,598.00






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1200%
$299,598.00



10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Juniper Networks Inc  48203RAG9
Trade Date
02/27/2014
List of Underwriters
Barclays
Goldman, Sachs & Co.
 Citigroup
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays
Sector or Industry:
Technology
Date of First Offering:
02/27/2014
Ratings:
SP:BBB/ MD:Baa2/ FT:NA
Maturity Date:
03/15/2024
Coupon:
4.500%
Unit Price:
$99.847
Underwriting Spread per Unit:
$0.650
Gross Spread as a % of Price:
0.651%
Yield:
4.5069%
Yield to Maturity:
4.500%
Principal Amount of Offering:
$350,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation > 3:
Yes


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
5.7143%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.2429%
$848,699.50






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.2429%
$848,699.50













10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Amstead Industries Incorporated
032177AE7
Trade Date
03/03/2014
List of Underwriters
Wells Fargo Securities
Morgan Stanley
 BofA Merrill Lynch
 Fifth Third Securities
 PNC Capital Markets LLC
 US Bancorp
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Wells Fargo Securities
Sector or Industry:
Metals & Mining
Date of First Offering:
03/03/2014
Ratings:
Ba3	BB	NR
Maturity Date:
03/15/2022
Coupon:
5.000%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.500%
Gross Spread as a % of Price:
1.500%
Yield:
5.000%
Yield to Maturity:
5.000%
Principal Amount of Offering:
$600,000,000.00
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE

4.1667%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0583%
$350,000.00






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0583%
$350,000.00









10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
HCA Inc  404119BM0
Trade Date
03/03/2014
List of Underwriters
J.P. Morgan Securities LLC
 Barclays
BofA Merrill Lynch
 Citigorup
Credit Suisse
Deutsche Bank Securities,
 Goldman, Sachs & Co.
 Morgan Stanley
RBC Capital Markets
 SunTrust Robinson Humphrey
 UBS Investment Bank
 Wells Fargo Securities
 Credit Agricole CIB
 Fifth Third Securities
 Mizuho Securities
 SMBC Nikko
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
J.P. Morgan Securities LLC
Sector or Industry:
Healthcare
Date of First Offering:
03/03/2014
Ratings:
SP:BB/ MD:Ba3/ FT:BB+
Maturity Date:
03/15/19
Coupon:
3.750%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.000
Gross Spread as a % of Price:
1.000%
Yield:
3.75%
Yield to Maturity:
3.75%
Principal Amount of Offering:
$1,500,000,000
Subordination Features:
1st Lien
Years of Continued Operation > 3:
Yes


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
5.5334%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.0100%
$150,000.00






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0100%
$150,000.00

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
HCA Inc.   404119BM
Trade Date
03/03/2014
List of Underwriters
J.P. Morgan Securities LLC
 Barclays
BofA Merrill Lynch
 Citigorup
Credit Suisse
Deutsche Bank Securities,
 Goldman, Sachs & Co.
 Morgan Stanley
RBC Capital Markets
 SunTrust Robinson Humphrey
 UBS Investment Bank
 Wells Fargo Securities
 Credit Agricole CIB
 Fifth Third Securities
 Mizuho Securities
 SMBC Nikko
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays
Sector or Industry:
Healthcare
Date of First Offering:
03/03/2014
Ratings:
Moody's:  Ba3, S&P BB, Fitch
BB+
Maturity Date:
3/15/2019
Coupon:
3.750%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.000
Gross Spread as a % of Price:
1.000%
Yield:
3.726%
Yield to Maturity:
3.608%
Principal Amount of Offering:
$1,500,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE

1.77%



LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0038%
$58,000
AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0318%
$478,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0356%
$536,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0356%
$536,000


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
HCA Inc.  404119BN
Trade Date
03/03/2014
List of Underwriters
J.P. Morgan Securities LLC
 Barclays Capital
 BofA Merrill Lynch
 Citigroup
Credit Suisse
 Deutsche Bank Securties
Goldman, Sachs & Co.
 Morgan Stanley, RBC Capital
Markets
 SunTrust Robinson Humphrey
UBS Investment Bank
 Wells Fargo Securities
 Credit Agricole CIB
Fifth Third Securities
 Mizuho
 SMBC Nikko
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays Capital
Sector or Industry:
Healthcare
Date of First Offering:
03/03/2014
Ratings:
Moody's:  Ba3, S&P BB, Fitch
BB+
Maturity Date:
03/15/2024
Coupon:
5.000%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.000
Gross Spread as a % of Price:
1.000%
Yield:
5.036%
Yield to Maturity:
5.093%
Principal Amount of Offering:
$2,000,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
1.32%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
..0033%
$66,000
AST High Yield Portfolio (J.P. Morgan
sleeve)
..0274%
$548,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
..0307%
$614,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
..0307%
$614,000


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
HCA Inc  404119BN8
Trade Date
03/03/2014
List of Underwriters
J.P. Morgan Securities LLC
 Barclays Capital
 BofA Merrill Lynch
 Citigroup
Credit Suisse
 Deutsche Bank Securties
Goldman, Sachs & Co.
 Morgan Stanley, RBC Capital
Markets
 SunTrust Robinson Humphrey
UBS Investment Bank
 Wells Fargo Securities
 Credit Agricole CIB
Fifth Third Securities
 Mizuho
 SMBC Nikko
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
J.P. Morgan Securities LLC
Sector or Industry:
Healthcare
Date of First Offering:
03/03/2014
Ratings:
SP:BB/ MD:Ba3/ FT:BB+
Maturity Date:
03/15/2024
Coupon:
5.000%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.000
Gross Spread as a % of Price:
1.000%
Yield:
5.000%
Yield to Maturity:
5.000%
Principal Amount of Offering:
$2,000,000,000
Subordination Features:
1st Lien
Years of Continued Operation > 3:
Yes


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
3.5000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.0100%
$200,000.00






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0100%
$200,000.00

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Pitney Bowes Inc  724479AJ9
Trade Date
03/04/2014
List of Underwriters
Goldman, Sachs & Co
J.P. Morgan
RBS
HSBC
BNY Mellon Capital Markets, LLC
Citigroup
Mitsubishi UFJ Securities
Santander
 Bank of Ireland
US Bancorp
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
J.P. Morgan
Sector or Industry:
Consumer Goods
Date of First Offering:
03/04/2014
Ratings:
SP:BBB/ MD:Baa2/ FT:BBB-
Maturity Date:
03/15/2024
Coupon:
4.625%
Unit Price:
$99.155
Underwriting Spread per Unit:
$0.6500
Gross Spread as a % of Price:
0.6555%
Yield:
4.6644%
Yield to Maturity:
4.625%
Principal Amount of Offering:
$500,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation > 3:
Yes


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
6.0000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.4500%
$2,230,987.50






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.4500%
$2,230,987.50





10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Tesoro Corp   881609BA
Trade Date
03/04/2014
List of Underwriters
RBS
 J.P. Morgan Securities LLC
 Deutsche Bank Securities
 Mitsubishi UFJ Securities
 Mizuho Securities
 Natixis
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
RBS
Sector or Industry:
Refining & Marketing
Date of First Offering:
03/04/2014
Ratings:
Moody's: Ba2, S&P BB+, Fitch BB
Maturity Date:
04/01/2024
Coupon:
5.125%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.250
Gross Spread as a % of Price:
1.250%
Yield:
5.112%
Yield to Maturity:
5.084%
Principal Amount of Offering:
$300,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
2.42%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0100%
$30,000






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0100%
$30,000











10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
ADT Corporation   00101JAL
Trade Date
03/05/2014
List of Underwriters
 BofA Merrill Lynch
 Citigroup
 J.P. Morgan Securities LLC
 Morgan Stanley
 Barclays
 Credit Suisse
 Goldman, Sachs & Co
  Deutsche Bank Securities
 BNY Mellon Capital Markets,
LLC
Scotiabank
The Williams Capital Group,
L.P.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Consumer Services
Date of First Offering:
03/5/2014
Ratings:
Moody's: Ba2, S&P BB-, Fitch
BBB-
Maturity Date:
4/15/2019
Coupon:
4.125%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.125
Gross Spread as a % of Price:
1.125%
Yield:
4.177%
Yield to Maturity:
4.406%
Principal Amount of Offering:
$500,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
4.71%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities
Portfolio
0.0050%
$25,000
AST J.P Morgan Global Thematic Portfolio
0.0060%
$30,000
AST High Yield Portfolio  (J.P. Morgan
sleeve)
0.0500%
$250,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0610%
$305,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0610%
$305,000






10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Tenet Healthcare Corp 88033GCF
144A
Trade Date
03/05/2014
List of Underwriters
Bank of America Merrill Lynch
 Barclays Capital
 Citigroup Global Markets Inc.
 Goldman Sachs & Co
 J.P. Morgan Securities LLC
 SunTrust Robinson Humphrey
 Wells Fargo Securities LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays Capital
Sector or Industry:
Healthcare
Date of First Offering:
03/05/2014
Ratings:
Moody's: B3, S&P CCC+, Fitch B-
Maturity Date:
03/01/2019
Coupon:
5.000%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.375
Gross Spread as a % of Price:
1.375%
Yield:
4.956%
Yield to Maturity:
4.793%
Principal Amount of Offering:
$600,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
2.63%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0050%
$30,000
AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0425%
$255,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0475%
$285,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0475%
$285,000










10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
RR Donnelley & Sons Co.
257867BB
Trade Date
03/06/2014
List of Underwriters
BofA Merrill Lynch
 Citigroup
 J.P. Morgan Securities LLC
 Mitsubishi UFJ Securities
 US Bancorp
 Wells Fargo Securities
 Fifth Third Securities
 PNC Capital Markets LLC
 TD Securities
 Comerica Securities
 Morgan Stanley
 Wedbush Securites Inc.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Consumer Services
Date of First Offering:
03/06/2014
Ratings:
Moody's: Ba3, S&P BB-
Maturity Date:
4/01/2024
Coupon:
6.000%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.470
Gross Spread as a % of Price:
1.470%
Yield:
5.940%
Yield to Maturity:
5.863%
Principal Amount of Offering:
$400,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
1.81%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0187%
$75,000
AST High Yield Portfolio  (J.P. Morgan
sleeve)
0.1562%
$625,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.1749%
$700,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1749%
$700,000





10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Catamaran Corporation
148887AA0
Trade Date
03/07/2014
List of Underwriters
BofA Merrill Lynch
J.P. Morgan
Suntrust Robinson Humphrey
Barclays
Citigroup
Morgan Stanley
Credit Agricole CIB
Credit Suisse
Fifth Third Securities
Mizuho Securities
PNC Capital Markets LLC
TD Securities
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Healthcare
Date of First Offering:
03/07/2014
Ratings:
Ba3	BB+	NR
Maturity Date:
03/15/2021
Coupon:
4.750%
Unit Price:
$100.00
Underwriting Spread per Unit:
$1.500
Gross Spread as a % of Price:
1.500%
Yield:
4.750%
Yield to Maturity:
4.750%
Principal Amount of Offering:
$ 500,000,000
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
      5.000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0678%
$339,000.00






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0678%
$339,000.00



10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Catamaran Corporation  148887AA
Trade Date
03/07/2014
List of Underwriters
BofA Merrill Lynch
 J.P. Morgan Securities LLC
 SunTrust Robinson Humphrey
Barclays
 Citigroup
 Morgan Stanley
 Credit Agricole CIB
 Credit Suisse
 Fifth Third Securities
 Mizuho Securities
 PNC Capital Markets LLC
 TD Securities
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Healthcare Facilities
Date of First Offering:
03/07/2014
Ratings:
Moody's Ba3, S&P BB+
Maturity Date:
03/15/2021
Coupon:
4.750%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.500
Gross Spread as a % of Price:
1.500%
Yield:
4.691%
Yield to Maturity:
4.535%
Principal Amount of Offering:
$500,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
1.82%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0050%
$ 25,000
AST High Yield Portfolio  (J.P. Morgan
sleeve)
0.0400%
$200,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0450%
$225,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0450%
$225,000





10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Verizon Communications Inc
92343VBY9
Trade Date
03/10/2014
List of Underwriters
Citigroup
Mitsubishi UFJ Securities
RBC Capital Markets
Wells Fargo Securities
Goldman, Sachs & Co.
UBS Investment Bank
Barclays
BofA Merrill Lynch
J.P. Morgan
Morgan Stanley
BNY Mellon Capital Markets, LLC
C.L. King & Associates
Mischler Financial Group, Inc
PNC Capital Markets LLC
 Ramirez & C., Inc.
SMBC Nikko
The Williams Capital Group,
L.P.
US Bancorp
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
Goldman, Sachs & Co
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup
Sector or Industry:
Technology
Date of First Offering:
03/10/14
Ratings:
SP:BBB+/ MD:Baa1/ FT:A-
Maturity Date:
03/15/2024
Coupon:
4.15%
Unit Price:
$99.838
Underwriting Spread per Unit:
$0.450
Gross Spread as a % of Price:
0.4507%
Yield:
4.1567%
Yield to Maturity:
4.15%
Principal Amount of Offering:
$1,250,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation > 3:
Yes


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
4.6400%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.2640%
$3,294,654.00






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.2640%
$3,294,654.00
10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Verizon Communications Inc.
92343VBZ6
Trade Date
03/10/2014
List of Underwriters
Citigroup
Mitsubishi UFJ Securities
 RBC Capital Markets
 Wells Fargo Securities
 Goldman, Sachs & Co., UBS
Investment Bank
Barclays
 BofA Merrill Lynch
J.P. Morgan
 Morgan Stanley
 BNY Mellon Capital Markets,
LLC,
C.L. King & Associates, Inc.,
Mischler Financial Group, Inc.,
PNC Capital Markets LLC
 Ramirez & Co., Inc.
 SMBC Nikko
The Williams Capital Group,
L.P.
 US Bancorp
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup
Sector or Industry:
Wireless
Date of First Offering:
03/10/2014
Ratings:
Baa1	BBB+	A-
Maturity Date:
03/15/2034
Coupon:
5.050%
Unit Price:
$ 99.925
Underwriting Spread per Unit:
0.750%
Gross Spread as a % of Price:
0.750%
Yield:
5.050%
Yield to Maturity:
5.050%
Principal Amount of Offering:
$ 1,249,062,500.00
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
     5.6520%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
- Core Active Sleeve
0.0400%
$ 499,625.00






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0400%
$499,625.00

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Australia & New Zealand Banking
052528AH9
Trade Date
03/12/2014
List of Underwriters
ANZ Banking Group
Citigroup Global Markets Inc
Goldman, Sachs & Co.
Citigroup Global Markets Inc.
UBS Securities LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup Global Markets Inc.
Sector or Industry:
Financial
Date of First Offering:
03/12/2014
Ratings:
SP:BBB+/ MD:A3/ FT:A+
Maturity Date:
03/19/2024
Coupon:
4.500%
Unit Price:
$99.864
Underwriting Spread per Unit:
$0.300
Gross Spread as a % of Price:
0.3004%
Yield:
4.5061%
Yield to Maturity:
4.5061%
Principal Amount of Offering:
$800,000,000
Subordination Features:
Subordinated
Years of Continued Operation > 3:
Yes


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
12.8750%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.3500%
$2,796,192.00






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.3500%
$2,796,192.00









10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Mediacom Broadband LLC/Corp
58446VAK 144A
Trade Date
03/12/2014
List of Underwriters
Bank of America Merrill Lynch
 Credit Suisse
 Deutsche Bank (US)
J.P. Morgan Securities LLC
 RBC Capital Markets
 SunTrust Robinson Humphrey
 Wells Fargo Securities LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Bank of America Merrill Lynch
Sector or Industry:
Cable & Satellite
Date of First Offering:
03/12/2014
Ratings:
Moody's B3, S&P B
Maturity Date:
04/15/2021
Coupon:
5.500%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.625
Gross Spread as a % of Price:
1.625%
Yield:
5.486%
Yield to Maturity:
5.438%
Principal Amount of Offering:
$200,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
3.20%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities
Portfolio
0.0070%
$14,000
AST J.P Morgan Global Thematic Portfolio
0.0090%
$18,000
AST High Yield Portfolio  (J.P. Morgan
sleeve)
0.0740%
$148,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0900%
$180,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0900%
$180,000








10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Post Holdings Inc  737446AE4
144A
Trade Date
3/12/2014
List of Underwriters
Barclays Capital
Credit Suisse Securities USA
LLC
Goldman Sachs & Co
J.P. Morgan Securities LLC
Morgan Stanley
BNP Paribas
PNC Capital Markets
Rabo Securities USA Inc
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Goldman Sachs & Co
Sector or Industry:
Food & Beverages
Date of First Offering:
03/12/2014
Ratings:
Moody's B1, S&P B
Maturity Date:
12/01/2021
Coupon:
6.750%
Unit Price:
$105.750
Underwriting Spread per Unit:
$1.500
Gross Spread as a % of Price:
1.4184%
Yield:
6.460%
Yield to Maturity:
5.796%
Principal Amount of Offering:
$370,125,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE

8.07%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio  (J.P. Morgan
sleeve)
0.1242%
$460,013






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1242%
$460,013










10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
United Rentals (North America),
Inc.   911365AX
Trade Date
03/12/2014
List of Underwriters
Morgan Stanley
 BofA Merrill Lynch
 Wells Fargo Securities
 Citigroup
 Barclays
 Credit Suisse
 Deutsche Bank Securities
 Scotiabank
 HSBC
 Mitsubishi UFJ Securities
 J.P. Morgan Securities LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Morgan Stanley
Sector or Industry:
Consumer Services
Date of First Offering:
03/12/2014
Ratings:
Moody's B2, S&P BB-
Maturity Date:
06/15/2023
Coupon:
6.125%
Unit Price:
$105.250
Underwriting Spread per Unit:
$1.250
Gross Spread as a % of Price:
1.1876%
Yield:
5.677%
Yield to Maturity:
4.531%
Principal Amount of Offering:
$552,562,500
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
4.56%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P.  Morgan Global Thematic Portfolio
0.0316%
$174,715
AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0112%
$62,098
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0428%
$236,813
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0428%
$236,813






10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
United Rentals (North America),
Inc.   911365BB
Trade Date
03/12/2014
List of Underwriters
Morgan Stanley
 BofA Merrill Lynch
 Wells Fargo Securities
 Citigroup
 Barclays
 Credit Suisse
 Deutsche Bank Securities
 Scotiabank
 HSBC
 Mitsubishi UFJ Securities
 J.P. Morgan Securities LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Morgan Stanley
Sector or Industry:
Consumer Services
Date of First Offering:
03/12/2014
Ratings:
Moody's B2, S&P BB-
Maturity Date:
11/15/2024
Coupon:
5.750%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.500
Gross Spread as a % of Price:
1.500%
Yield:
5.535%
Yield to Maturity:
5.154%
Principal Amount of Offering:
$850,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
2.73%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities
Portfolio
0.0176%
$150,000
AST J. P. Morgan Global Thematic Portfolio
0.0017%
$15,000
AST High Yield Portfolio (J.P. Morgan
sleeve)
0.1647%
$1,400,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.1840%
$1,565,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1840%
$1,565,000




10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Wynn Macau Ltd   98313RAA 144A
Trade Date
03/13/2014
List of Underwriters
Bank of America Merrill Lynch
 BNP Paribas
 BOC International Holdings Ltd
Deutsche Bank Securities Inc
 ICBC International Securities
Ltd
 J.P. Morgan Securities LLC
 Morgan Stanley
 UBS Securities LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Bank of America Merrill Lynch
Sector or Industry:
Casinos & Gaming
Date of First Offering:
03/13/2014
Ratings:
Moody's Ba2, S&P BB, Fitch BB
Maturity Date:
10/15/2021
Coupon:
5.250%
Unit Price:
$100.750
Underwriting Spread per Unit:
$.750
Gross Spread as a % of Price:
..7444%
Yield:
5.121%
Yield to Maturity:
4.724%
Principal Amount of Offering:
$755,625,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
3.07 %

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio  (J.P. Morgan
sleeve)
0.0681%
$514,833






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0681%
$514,833








10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Castlight Health (CSLT)
14862Q100
Trade Date
03/14/2014
List of Underwriters
Goldman, Sachs & Co.
Morgan Stanley
Allen & Company LLC
Stifel
Canaccord Genuity
Raymond James & Associates,Inc.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
Raymond James & Associates,
Inc.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Goldman Sachs & Co.
Sector or Industry:
Technology/Application Software
Date of First Offering:
3/14/2014
Ratings:
N/A
Maturity Date:
N/A
Coupon:
N/A
Unit Price:
$16.00
Underwriting Spread per Unit:
$1.12
Gross Spread as a % of Price:
7.00%
Yield:
N/A
Yield to Maturity:
N/A
Principal Amount of Offering:
$177,600,000.00
Subordination Features:
N/A
Years of Continued Operation > 3:
Yes


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
0.27%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Small Cap Growth Portfolio (Eagle
sleeve)
0.0476
$84,624.00






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0552
$98,432.00











10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
MPH Acquisition Holdings
553331AA7
Trade Date
03/18/2014
List of Underwriters
Barclays Capital
 J.P. Morgan Securities LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays Capital
Sector or Industry:
Managed Care
Date of First Offering:
3/18/2014
Ratings:
Moody's Caa1, S&P CCC+
Maturity Date:
04/01/2022
Coupon:
6.625%
Unit Price:
$100.000
Underwriting Spread per Unit:
$2.250
Gross Spread as a % of Price:
2.250%
Yield:
6.336%
Yield to Maturity:
5.707%
Principal Amount of Offering:
$1,000,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
4.67%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0200%
$200,000
AST High Yield Portfolio  (J.P. Morgan
sleeve)
0.1660%
$1,660,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.1860%
$1,860,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1860%
$1,860,000














10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Paylocity Holdings (PCTY)
70438V106
Trade Date
03/19/2014
List of Underwriters
Deutsche Bank Securities Inc.
Bank of America Merrill Lynch
William Blair
JMP Securities
Raymond James & Associates,
Inc.
Needham & Company
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
Raymond James & Associates,
Inc.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Bank of America Merrill Lynch
Sector or Industry:
Technology/Application Software
Date of First Offering:
3/19/2014
Ratings:
N/A
Maturity Date:
N/A
Coupon:
N/A
Unit Price:
$17.00
Underwriting Spread per Unit:
1.19
Gross Spread as a % of Price:
7.00%
Yield:
N/A
Yield to Maturity:
N/A
Principal Amount of Offering:
$119,770,000.00
Subordination Features:
N/A
Years of Continued Operation > 3:
Yes


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
1.42%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Small Cap Growth Portfolio (Eagle
sleeve)
0.2499

$299,319.00






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.3206
$696,796.00











10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Q2 Holdings, Inc   74736L10
Trade Date
03/19/2014
List of Underwriters
J.P. Morgan Securities LLC
 Stifel
 RBC Capital Markets
 Raymond James
 Canaccord Genuity
 Needham & Co.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Stifel
Sector or Industry:
Software
Date of First Offering:
03/19/2014
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
$13.000
Underwriting Spread per Unit:
$.910
Gross Spread as a % of Price:
7.000%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
$100,891,310
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
3.44%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Small Cap Value Portfolio  (J.P.
Morgan sleeve)
0.0193%
$19,500






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0257%
$26,000











10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
SLM Corporation 78442FET1
Trade Date
03/24/2014
List of Underwriters
Barclays
Credit Suisse
J.P. Morgan
BofA Merrill
Deutsche Bank
Goldman, Sachs & Co.
RBC Capital Markets
RBS
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
Goldman, Sachs & Co
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
J.P. Morgan
Sector or Industry:
Financial
Date of First Offering:
03/24/2014
Ratings:
SP:BBB-/ MD:NA/ FT:BB+e
Maturity Date:
03/25/2024
Coupon:
6.125%
Unit Price:
$99.082
Underwriting Spread per Unit:
$1.000
Gross Spread as a % of Price:
1.0093%
Yield:
6.1817%
Yield to Maturity:
6.125%
Principal Amount of Offering:
$850,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation > 3:
Yes


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
7.7059%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.0353%
$297,246.00






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0353%
$297,246.00








10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
United Airlines Inc.  90932PAB4
Trade Date
03/24/2014
List of Underwriters
Morgan Stanley
Credit Suisse
Deutsche Bank Securities
Citigroup
Barclays
Goldman, Sachs & Co.
Credit Agricole Securities
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
Goldman, Sachs & Co
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Morgan Stanley
Sector or Industry:
Services
Date of First Offering:
03/24/14
Ratings:
SP:BB+/ MD:NA/ FT:NA
Maturity Date:
04/11/2022
Coupon:
4.75%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.000
Gross Spread as a % of Price:
1.000%
Yield:
4.75%
Yield to Maturity:
4.75%
Principal Amount of Offering:
$212,812,000
Subordination Features:
2nd Lien
Years of Continued Operation > 3:
Yes


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
9.8679%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.0235%
$50,000.00






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0235%
$50,000.00








10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Cemex Finance LLC  12516UAD7
144A
Trade Date
03/25/2014
List of Underwriters
Citigroup Global Markets Inc
 Credit Agricole CIB
 HSBC
 J.P. Morgan Securities LLC
 Santander Global Banking
Markets
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup Global Markets Inc
Sector or Industry:
Construction Materials
Date of First Offering:
03/25/2014
Ratings:
S&P BB+, Fitch BB-
Maturity Date:
04/01/2024
Coupon:
6.000%
Unit Price:
$100.000
Underwriting Spread per Unit:
$.400
Gross Spread as a % of Price:
..400%
Yield:
5.969%
Yield to Maturity:
5.916%
Principal Amount of Offering:
$1,000,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
1.99%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio  (J.P. Morgan
sleeve)
0.0368%
$368,000






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0368%
$368,000












10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Guitar Center Inc.  402040AH2
144A
Trade Date
03/26/2014
List of Underwriters
Merrill Lynch Pierce Fenner &
Smith
 Deutsche Bank Securities Inc
 J.P. Morgan Securities LLC.
 RBC Capital
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Merrill Lynch Pierce Fenner &
Smith
Sector or Industry:
Retail Discretionary
Date of First Offering:
03/26/2014
Ratings:
Moody's B3, S&P B-
Maturity Date:
04/15/2019
Coupon:
6.500%
Unit Price:
$98.943
Underwriting Spread per Unit:
$1.500
Gross Spread as a % of Price:
1.516%
Yield:
6.557%
Yield to Maturity:
6.706%
Principal Amount of Offering:
$608,499,450
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
3.15%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities
Portfolio
0.0071%
$43,535
AST J.P. Morgan Global Thematic Portfolio
0.0091%
$55,408
AST High Yield Portfolio  (J.P. Morgan
sleeve)
0.0759%
$462,064
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0921%
$561,007
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0921%
$561,007










10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Kindred Healthcare Inc
494580AC7 144A
Trade Date
03/26/2014
List of Underwriters
Barclays Capital
 Citigroup Global Markets Inc
 J.P. Morgan Securities
 Morgan Stanley
 Wells Fargo Securities LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup Global Markets Inc
Sector or Industry:
Healthcare Facilities
Date of First Offering:
03/26/2014
Ratings:
Moody's B3, S&P B-
Maturity Date:
04/15/2022
Coupon:
6.375%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.500
Gross Spread as a % of Price:
1.500%
Yield:
6.280%
Yield to Maturity:
6.069%
Principal Amount of Offering:
$500,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
2.23%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities
Portfolio
0.0060%
$30,000
AST J. P. Morgan Global Thematic Portfolio
0.0070%
$35,000
AST High Yield Portfolio  (J.P. Morgan
sleeve)
0.0500%
$250,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0630%
$315,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0630%
$315,000










10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Sumitomo Mitsui Financial Group
86562MAA8
Trade Date
03/26/2014
List of Underwriters
Barclays Bank PLC
Citigroup Inc
Goldman, Sachs & Co
SMBC Nikko Securities Inc
Bank of America Merrill Lynch
BNP Paribas
Daiwa Capital Markets America
Inc
Deutsche Bank Securities Inc
HSBC Securities
JP Morgan Securities
Nomura Securities International
RBS Securities Corp
UBS Securities LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
Goldman, Sachs & Co
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays Bank PLC
Sector or Industry:
Financial
Date of First Offering:
03/26/2014
Ratings:
SP:BBB+/ MD:Baa2/ FT:BBB
Maturity Date:
04/02/2024
Coupon:
4.436%
Unit Price:
$100.000
Underwriting Spread per Unit:
$0.650
Gross Spread as a % of Price:
0.650%
Yield:
4.436%
Yield to Maturity:
4.436%
Principal Amount of Offering:
$1,750,000,000
Subordination Features:
Subordinated
Years of Continued Operation > 3:
Yes


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
13.3372%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.1814%
$3,175,000.00






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1814%
$3,175,000.00





10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Jones Energy Holdings / Finance
48019TAA2 144A
Trade Date
03/27/2014
List of Underwriters
Barclays Capital
 Capital One Securities Inc
 Citigroup Global Markets Inc
Credit Agricole Securities USA
Inc
J.P. Morgan Securities LLC
 Mitsubishi UFJ Securities USA
Inc
SunTrust Robinson Humphrey
TD Securities USA LLC
 Wells Fargo Securities LLC
 Jefferies LLC
 Morgan Stanley & Co Inc
 Tudor Pickering Holt & Co LLC
Comerica Securities
Stifel Nicolaus & Co Inc
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup Global Markets Inc
Sector or Industry:
Exploration & Production
Date of First Offering:
03/27/2014
Ratings:
Moody's B3, S&P B-
Maturity Date:
04/01/2022
Coupon:
6.750%
Unit Price:
$100.000
Underwriting Spread per Unit:
$2.000
Gross Spread as a % of Price:
2.000%
Yield:
6.474%
Yield to Maturity:
5.888%
Principal Amount of Offering:
$500,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
5.28%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities
Portfolio
0.0060%
$30,000
AST J.P. Morgan Global Thematic Portfolio
0.0090%
$45,000
AST High Yield Portfolio  (J.P. Morgan
sleeve)
0.0690%
$345,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0840%
$420,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0840%
$420,000



10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Nielsen Finance LLC/Co
Trade Date
03/28/2014
List of Underwriters
Citi
Credit Suisse
 Deutsche Bank AG
 Goldman Sachs & Co
 HSBC Bank PLC
 J.P. Morgan Securities LLC
 Morgan Stanley
 RBC Capital Markets
 Wells Fargo
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup
Sector or Industry:
Media Non Cable
Date of First Offering:
3/28/2014
Ratings:
Moody's B1, S&P BB, Fitch BB
Maturity Date:
04/15/2022
Coupon:
5.000%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.375
Gross Spread as a % of Price:
1.375%
Yield:
4.963%
Yield to Maturity:
4.854%
Principal Amount of Offering:
$750,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
3.14%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities
Portfolio
0.0042%
$32,000
AST J.P. Morgan Global Thematic Portfolio
0.0054%
$41,000
AST High Yield Portfolio  (J.P. Morgan
sleeve)
0.0448%
$336,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0544%
$409,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0544%
$409,000





10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Exterran Partners / EXLP
30227CAC1  144A
Trade Date
03/31/2014
List of Underwriters
Bank of America Merrill Lynch
Credit Agricole Securities USA
Inc
 Goldman Sachs & Co
J.P. Morgan Securities LLC
 RBC Capital Markets
RBS Securities Corp
 Wells Fargo Securities LLC
 BB&T Capital Markets
BBVA Securities Inc
 Capital One Securities Inc
 Citigroup Global Markets Inc
Mitsubishi UFJ Securities USA
Inc
 Regal Securities Inc
 Scotia Capital USA Inc
 SMBC Nikko Securities America
Inc
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Wells Fargo Securities LLC
Sector or Industry:
Pipeline
Date of First Offering:
03/31/2014
Ratings:
Moody's B1, S&P B
Maturity Date:
10/01/2022
Coupon:
6.000%
Unit Price:
$98.371
Underwriting Spread per Unit:
$1.750
Gross Spread as a % of Price:
1.7789%
Yield:
6.030%
Yield to Maturity:
6.072%
Principal Amount of Offering:
$344,298,500
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
5.41%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities
Portfolio
0.0114%
$39,348
AST J. P. Morgan Global Thematic Portfolio
0.0148%
$51,153
AST High Yield Portfolio  (J.P. Morgan
sleeve)
0.1314%
$452,507
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.1576%
$543,008
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1576%
$543,008



10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Bombardier Inc 097751BH3 144A
Trade Date
03/31/2014
List of Underwriters
Bank of America Merrill Lynch
 Barclays Capital
 BNP Paribas
 Citigroup Global Markets Inc
Commerzbank Capital Markets
Corp
Credit Agricole Securities USA
Inc
Credit Suisse Securities USA
Inc
 Deutsche Bank Securities Inc
 J.P. Morgan Securities LLC
 Morgan Stanley
 National Bank of Canada (US)
 UBS Securities LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Aerospace & Defense
Date of First Offering:
03/31/2014
Ratings:
Moody's Ba3, S&P BB-, Fitch BB-
Maturity Date:
04/15/2019
Coupon:
4.750%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.250
Gross Spread as a % of Price:
1.250%
Yield:
4.656%
Yield to Maturity:
4.296%
Principal Amount of Offering:
$600,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
7.63%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0191%
$115,000
AST High Yield Portfolio  (J.P. Morgan
sleeve)
0.1516%
$910,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.1707%
$1,025,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1707%
$1,025,000



10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Bombardier Inc  097751BJ9  144A
Trade Date
03/31/2014
List of Underwriters
Bank of America Merrill Lynch
Barclays Capital
 BNP Paribas
 Citigroup Global Markets Inc
 Commerzbank Capital Markets
Corp
 Credit Agricole Securities USA
Inc
 Credit Suisse
 Deutsche Bank Securities Inc
 J.P. Morgan Securities LLC
 Morgan Stanley
 National Bank of Canada (US)
 UBS Securities LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Aerospace & Defense
Date of First Offering:
03/31/2014
Ratings:
Moody's Ba3, S&P BB-, Fitch BB-
Maturity Date:
10/15/2022
Coupon:
6.000%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.250
Gross Spread as a % of Price:
1.250%
Yield:
5.887%
Yield to Maturity:
5.615%
Principal Amount of Offering:
$1,200,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
..76%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0027%
$33,000
AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0180%
$217,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0207%
$250,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0207%
$250,000





10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Crown Castle Intl  228227BE
Trade Date
4/1/2014
List of Underwriters
Barclays
 Credit Agricole CIB
 BofA Merrill Lynch
 TD Securities
 RBC Capital Markets
 RBS
 SunTrust Robinson Humphrey
 Morgan Stanley
 J.P. Morgan Securities LLC
 Mitsubishi UFJ Securities
 Citigroup
 BBVA
 Wells Fargo Securities
 SMBC Nikko
 PNC Capital Markets LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays
Sector or Industry:
Real Estate
Date of First Offering:
4/1/2014
Ratings:
B1, BB-, BB-, B+
Maturity Date:
4/15/2022
Coupon:
4.875%
Unit Price:
$99.500
Underwriting Spread per Unit:
$.750
Gross Spread as a % of Price:
..7537%
Yield:
4.699%
Yield to Maturity:
4.301%
Principal Amount of Offering:
$845,750,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
2.33%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities
Portfolio
0.0047%
$39,800
AST J.P. Morgan Global Thematic Portfolio
0.0062%
$52,735
AST High Yield Portfolio (J.P. Morgan
Sleeve)
0.0509%
$430,835
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0618%
$523,370
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0618%
$523,370



10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Five9, Inc. 33830710
Trade Date
4/3/2014
List of Underwriters
J.P. Morgan Securities LLC
Barclays Capital
BofA Merrill Lynch
Pacific Crest Securities
Canaccord Genuity
Needham & Company
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays Capital
Sector or Industry:
Technology
Date of First Offering:
4/3/2014
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
$7.000
Underwriting Spread per Unit:
$.490
Gross Spread as a % of Price:
7.000%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
$70,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
2.24%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Small Cap Value Portfolio (J.P. Morgan
sleeve)
0.1680%
$117,600






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.2240%
$156,800











10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Info Software Parent, LLC
45672WAA 144A
Trade Date
4/3/2014
List of Underwriters
Bank of America Merrill Lynch
 Barclays Capital
 Credit Suisse
 Deutsche Bank Securities Inc.
 J.P. Morgan Securities LLC
 Morgan Stanley
 RBC Capital Markets
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Bank of America Merrill Lynch
Sector or Industry:
Software & Services
Date of First Offering:
4/3/2014
Ratings:
Moody's: Caa1, S&P CCC+,
Composite CCC+
Maturity Date:
5/1/2021
Coupon:
7.125%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.625
Gross Spread as a % of Price:
1.625%
Yield:
6.467%
Yield to Maturity:
6.365%
Principal Amount of Offering:
$750,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
2.97%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities
Portfolio
0.0056%
$42,000
AST J.P. Morgan Global Thematic Portfolio
0.0068%
$51,000
AST High Yield Portfolio (J.P. Morgan
Sleeve)
0.0576%
$432,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0700%
$525,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0700%
$525,000







10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Enquest PLC  29357JAA 144A
Trade Date
4/4/2014
List of Underwriters
Bank of America Merrill Lynch
 Barclays Capital
 BNP Paribas
 Credit Suisse Securities USA
LLC
 Goldman Sachs & Co
 J.P. Morgan Securities LLC
 Scotia Capital Inc.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BNP Paribas
Sector or Industry:
Exploration & Production
Date of First Offering:
4/4/2014
Ratings:
Moody's B3, S&P B
Maturity Date:
4/15/2022
Coupon:
7.000%
Unit Price:
$100.000
Underwriting Spread per Unit:
$.870
Gross Spread as a % of Price:
..870%
Yield:
6.707%
Yield to Maturity:
6.095%
Principal Amount of Offering:
$650,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
2.11%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan
Sleeve)
0.0493%
$321,000






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0493%
$321,000








10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Exact Sciences Corp  30063P105
Trade Date
04/04/14
List of Underwriters
Jefferies
Goldman, Sachs & Co.
Baird
William Blair
Canaccord Genuity
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Jefferies
Sector or Industry:
Healthcare
Date of First Offering:
04/04/14
Ratings:
N/A
Maturity Date:
N/A
Coupon:
N/A
Unit Price:
$12.750
Underwriting Spread per Unit:
$0.7650
Gross Spread as a % of Price:
6.000%
Yield:
N/A
Yield to Maturity:
N/A
Principal Amount of Offering:
$127,500,000
Subordination Features:
Common stock
Years of Continued Operation > 3:
Yes


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
4.5000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


PSF SP Small Cap Value Portfolio (Goldman
Sachs sleeve)
0.0722%
$92,067.75
AST Goldman Sachs Small-Cap Value
Portfolio
0.5032%
$641,592.75
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.5754%
$733,660.50
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.5754%
$733,660.50










10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
NRG Energy Inc.  629377BX 144A
Trade Date
4/4/2014
List of Underwriters
Bank of America Merrill Lynch
 Citigroup Global Markets Inc.
 Credit Suisse Securities USA
LLC
 J.P. Morgan Securities LLC
 Mitsubishi UFJ Securities USA
Inc.
 RBS Securities Corp
 SMBC Nikko Securities America
Inc
BNP Paribas
 Commerzbank Securities
 ING US Capital Corp
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup Global Markets Inc
Sector or Industry:
Utilities
Date of First Offering:
4/4/2014
Ratings:
Moody's B1, S&P BB-
Maturity Date:
5/1/2024
Coupon:
6.2500
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.250
Gross Spread as a % of Price:
1.250%
Yield:
5.979%
Yield to Maturity:
5.528%
Principal Amount of Offering:
$1,000,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
2.07%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0075%
$75,000
AST High Yield Portfolio (J.P. Morgan
Sleeve)
0.0625%
$625,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0700%
$700,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0700%
$700,000






10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Signode Industrial Group
826700AA 144A
Trade Date
4/7/2014
List of Underwriters
Bank of America Merrill Lynch
 Barclays Capital
 Citigroup Global Markets Inc
  Credit Suisse Securities USA
LLC
 Goldman, Sachs & Co.
 J.P. Morgan Securities LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Goldman, Sachs & Co
Sector or Industry:
Industrial
Date of First Offering:
4/7/2014
Ratings:
Moody's Caa1, S&P CCC+
Maturity Date:
5/1/2022
Coupon:
6.375%
Unit Price:
$100.000
Underwriting Spread per Unit:
$2.250
Gross Spread as a % of Price:
2.250%
Yield:
6.289%
Yield to Maturity:
6.091%
Principal Amount of Offering:
$750,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE

2.66%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0073%
$55,000
AST High Yield Portfolio (J.P. Morgan
Sleeve)
0.0606%
$455,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0679%
$510,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0679%
$510,000









10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
La Quinta Holdings Inc.
50420D10
Trade Date
4/8/2014
List of Underwriters
J.P. Morgan
Securities LLC
 Morgan Stanley
 BofA Merrill
Lynch
 Citigroup
 Credit Suisse
 Deutsche Bank
Securities
 Goldman, Sachs
& CO.
 Wells Fargo
Securities
 Blackstone
Capital Markets
 EA Markets
 Evercore
 JMP Securities
 Lebenthal
Capital Markets
 Loops Capital
Markets
 Mischler
Financial
Group, Co.
 Ramirez & Co.,
Inc.
 Raymond James
 RBC Capital
Markets
 Stifel
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Morgan Stanley
Sector or Industry:
Consumer Discretionary
Date of First Offering:
4/8/2014
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
$17.000
Underwriting Spread per Unit:
$.850
Gross Spread as a % of Price:
5.000%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
$650,250,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE

3.53%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Small Cap Value Portfolio (J.P. Morgan
Sleeve)
0.0690%
$448,800






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0922%
$600,100






10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Navios South American Logistics
Inc.  63938NAE 144A
Trade Date
4/8/2014
List of Underwriters
J.P. Morgan Securities LLC
 Morgan Stanley
 Credit Suisse Securities USA
LLC
 Itau BBA USA Securities Inc
 ABN AMRO Securities USA LLC
 Credit Agricole Securities USA
Inc
 DVB Capital Markets LLC
 S Goldman Capital LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Morgan Stanley
Sector or Industry:
Transportation & Logistics
Date of First Offering:
4/8/2014
Ratings:
Moody's B2, S&P B+
Maturity Date:
5/1/2022
Coupon:
7.250%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.850
Gross Spread as a % of Price:
1.850%
Yield:
6.963%
Yield to Maturity:
6.394%
Principal Amount of Offering:
$375,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
14.61%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities
Portfolio
0.0389%
$146,000
AST J.P. Morgan Global Thematic Portfolio
0.0354%
$133,000
AST High Yield Portfolio (J.P. Morgan
Securities)
0.4058%
$1,522,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.4801%
$1,801,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.4801%
$1,801,000






10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Chesapeake Energy Corp
165167CN
Trade Date
4/10/2014
List of Underwriters
Citigroup
 Morgan Stanley
 Credit
Agricole  CIB
 Deutsche Bank
Securities
 J.P. Morgan
Securities LLC
Mitsubishi UFJ
Securities
BofA Merrill
Lynch
 Barclays
 Credit Suisse
 Goldman, Sachs
& Co.
 Jefferies
RBS
 Wells Fargo
Securities
BBVA

BNP Paribas
Macquarie
Capital
 Mizuho
Securities
 Natixis
 Comerica
Securities
 DNB Markets
 Scotiabank
 Nomura
 PNC Capital
Markets LLC
Santander
SMBC Nikko
 SunTrust
Robinson
Humphrey
 TD Securities
 UBS Investment
Bank
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup
Sector or Industry:
Exploration & Production
Date of First Offering:
4/10/2014
Ratings:
Moody's Ba1, S&P BB+, Fitch BB-
Maturity Date:
4/15/2022
Coupon:
4.875%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.000
Gross Spread as a % of Price:
1.000%
Yield:
4.665%
Yield to Maturity:
4.002%
Principal Amount of Offering:
$1,500,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
4.93 %

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0116%
$174,000
AST High Yield Portfolio (J.P. Morgan
Sleeve)
0.1316%
$1,975,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.1432%
$2,149,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1432%
$2,149,000




10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
CONSOL Energy Inc.  (2022)
(20854PAJ8)
Trade Date
04-10-2014
List of Underwriters
J.P. Morgan
Securities LLC,
 Credit Suisse
 BofA Merrill
Lynch
Goldman Sachs &
Co.,
Wells Fargo
Securities
 Stifel
 Mitsubishi UFJ
Securities
 PNC Capital
Markets LLC,
Scotiabank
RBS
BBVA
BB&T Capital
Markets
 Brean Capital
Capital One
Securities,
Inc.,
CIBC
Clarkson Capital
Markets,
Cowen and Company
Credit Agricole
CIB
 FBR
ING
Natixis
Nomura
Raymond James
Simmons & Company
International
Sterne Agee
SunTrust Robinson
Humphrey
Tudor, Pickering,
Holt & Co.
U.S. Bancorp
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
J.P. Morgan Securities LLC
Sector or Industry:
Metals & Mining
Date of First Offering:
04-10-2014
Ratings:
B1	BB	NR
Maturity Date:
4/15/2022
Coupon:
5.875%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.250%
Gross Spread as a % of Price:
1.250%
Yield:
5.875%
Yield to Maturity:
5.875%
Principal Amount of Offering:
$1,600,000,000.00
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
    12.500%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0935%
$1,497,000.00






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0935%

$1,497,000.00


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
CONSOL Energy Inc. 20854PAJ
144A
Trade Date
4/10/2014
List of Underwriters
Bank of America
Merrill Lynch
Credit Suisse
Securities USA
LLC
Goldman, Sachs
& Co
J.P. Morgan
Securities LLC
Wells Fargo
Securities LLC
Mitsubishi UFJ
Securities USA
Inc
PNC Capital
Markets
RBS Securities
Corp
Scotia Capital
Inc.
Stifel Nicolaus
& Co. Inc
BB&T Capital
Markets
BBVA Securities
Inc
Brean Capital
LLC
Capital One
Securities Inc

CIBC World
Markets
Clarkson
Capital Markets
 Cowen & Co
 Credit
Agricole
Securities USA
Inc
 FBR Capital
Markets Corp
 ING US Capital
Corp
 Natixis
Securities
North America
Inc
 Nomura
Securities
International
 Raymond James
& Associates
Inc
 Simmons & Co
 Sterne & Co
LLC
 SunTrust
Robinson
Humphrey
 Tudor
Pickering & Co
 US Bancorp
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Credit Suisse Securities USA
LLC
Sector or Industry:
Exploration & Production
Date of First Offering:
4/10/2014
Ratings:
Moody's B1, S&P BB
Maturity Date:
4/15/2022
Coupon:
5.875%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.250
Gross Spread as a % of Price:
1.250%
Yield:
5.639
Yield to Maturity:
5.038
Principal Amount of Offering:
$1,600,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
2.27%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan
Sleeve)
0.0337%
$540,000






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0337%
$540,000




10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Exco Resources Inc.  269279AE
Trade Date
4/11/2014
List of Underwriters
J.P. Morgan Securities LLC
 Wells Fargo Securities
 BofA Merrill Lynch
 BMO Capital Markets
 Credit Suisse
 ING
 Natixis
 UBS Investment Bank
 Capital One Securities
 CIT Capital Securities
 Deutsche Bank Securities
 Goldman Sachs & Co.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Wells Fargo Securities
Sector or Industry:
Exploration & Production
Date of First Offering:
4/11/2014
Ratings:
Moody's B3, S&P CCC+, Fitch
CCC+
Maturity Date:
4/15/2022
Coupon:
8.500%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.750
Gross Spread as a % of Price:
1.750%
Yield:
8.086%
Yield to Maturity:
7.399%
Principal Amount of Offering:
$500,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
2.15%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0090%
$45,000
AST High Yield Portfolio (J.P. Morgan
Sleeve)
0.0730%
$365,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0820%
$410,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0820%
$410,000




10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Quad Graphics Inc.  747301AA
144A
Trade Date
4/11/2014
List of Underwriters
Bank of America Merrill Lynch
 J.P. Morgan Securities LLC
 PNC Capital Market
 SunTrust Robinson Humphrey
 US Bancorp
 BMO Capital Markets
 Fifth Third Securities Inc
 TD Securities
 Wells Fargo Securities LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Bank of America Merrill Lynch
Sector or Industry:
Consumer Services
Date of First Offering:
4/11/2014
Ratings:
Moody's B1, S&P B
Maturity Date:
5/01/2022
Coupon:
7.000%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.750
Gross Spread as a % of Price:
1.750%
Yield:
7.018%
Yield to Maturity:
7.037%
Principal Amount of Offering:
300,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
7.95%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities
Portfolio
0.0183%
$55,000
AST J.P. Morgan Global Thematic Portfolio
0.0233%
$70,000
AST High Yield Portfolio (J.P. Morgan
Sleeve)
0.2000%
$600,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.2416%
$725,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.2416%
$725,000






10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Paycom Software, Inc. 70432V10
Trade Date
4/14/2014
List of Underwriters
Barclays Capital
 J.P. Morgan Securities LLC
 Pacific Crest Securities
 Stifel
 Canaccord Genuity
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays Capital
Sector or Industry:
Technology
Date of First Offering:
4/14/2014
Ratings:
N/A
Maturity Date:
N/A
Coupon:
N/A
Unit Price:
$15.000
Underwriting Spread per Unit:
$1.050
Gross Spread as a % of Price:
7.000%
Yield:
N/A
Yield to Maturity:
N/A
Principal Amount of Offering:
$99,675,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
3.99%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Small Cap Value Portfolio (J.P. Morgan
Sleeve)
..2603%
$259,500






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
..3475%
$346,500














10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Time Inc.  887228AA 144A
Trade Date
4/14/2014
List of Underwriters
Bank of America Merrill Lynch
 Barclays Capital
 BNP Paribas
 Citigroup Global Markets Inc
 J.P. Morgan Securities LLC
 Morgan Stanley
 Wells Fargo & Co.
 RBS Securities Corp
 Macquarie Capital USA Inc
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays Capital
Sector or Industry:
Media Non-Cable
Date of First Offering:
4/14/2014
Ratings:
Moody's B1, S&P BB
Maturity Date:
4/15/2022
Coupon:
5.750%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.500
Gross Spread as a % of Price:
1.500%
Yield:
5.665%
Yield to Maturity:
5.445%
Principal Amount of Offering:
$700,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
3.98%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities
Portfolio
0.0028%
$20,000
AST J.P. Morgan Global Thematic Portfolio
0.0057%
$40,000
AST High Yield Portfolio (J.P. Morgan
Sleeve)
0.0471%
$330,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0556%
$390,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0556%
$390,000








10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Florida East Coast Holdings
340630AA 144A
Trade Date
4/15/2014
List of Underwriters
J.P. Morgan Securities LLC
 Morgan Stanley
 BMO Capital Markets Corp
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Morgan Stanley
Sector or Industry:
Railroad
Date of First Offering:
4/15/2014
Ratings:
Moody's B3, S&P B, AMBest a-
Maturity Date:
5/1/2019
Coupon:
6.750%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.500
Gross Spread as a % of Price:
1.500%
Yield:
6.444%
Yield to Maturity:
5.375%
Principal Amount of Offering:
$875,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
1.54%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0065%
$57,000
AST High Yield Portfolio (J.P. Morgan
Sleeve)
0.0493%
$432,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0558%
$489,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0558%
$489,000











10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Moelis & Co  60786M105
Trade Date
04/15/14
List of Underwriters
Goldman, Sachs & Co.
Morgan Stanley
 Moelis & Company LLC
J.P. Morgan
UBS Investment Bank
Keefe, Bruyette & Woods
Sanford C Bernstein
JMP Securities
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Morgan Stanley
Sector or Industry:
Financial
Date of First Offering:
04/15/14
Ratings:
N/A
Maturity Date:
N/A
Coupon:
N/A
Unit Price:
$25.000
Underwriting Spread per Unit:
$1.750
Gross Spread as a % of Price:
7.000%
Yield:
N/A
Yield to Maturity:
N/A
Principal Amount of Offering:
162,500,000
Subordination Features:
Common stock
Years of Continued Operation > 3:
Yes


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
5.4000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


PSF SP Small Cap Value Portfolio (Goldman
Sachs sleeve)
0.0876%
$142,300.00
AST Goldman Sachs Small-Cap Value
Portfolio
0.6069%
$986,275.00
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.6945%
$1,128,575.00
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.6945%
$1,128,575.00








10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Moelis & Company  60786M10
Trade Date
4/15/2014
List of Underwriters
Goldman, Sachs & Co.
 Morgan Stanley
 Moelis & Company
 J.P. Morgan Securities LLC
 UBS Investment Bank
 Keefe, Bruyette & Woods
 Sanford C. Bernstein
 JMP Securities
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Goldman, Sachs & Co.
Sector or Industry:
Financials
Date of First Offering:
4/15/2014
Ratings:
N/A
Maturity Date:
N/A
Coupon:
N/A
Unit Price:
$25.000
Underwriting Spread per Unit:
$1.750
Gross Spread as a % of Price:
7.000%
Yield:
N/A
Yield to Maturity:
N/A
Principal Amount of Offering:
162,500,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
14.62%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Small Cap Value Portfolio (J.P. Morgan
Sleeve)
0.4123%
$670,000






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.5507%
$895,000








10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Trivascular Technologies, Inc.
89685A10
Trade Date
4/15/14
List of Underwriters
J.P. Morgan Securities LLC
 Credit Suisse
 Canaccord Genuity
 Stifel
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Credit Suisse
Sector or Industry:
Healthcare
Date of First Offering:
4/15/2014
Ratings:
N/A
Maturity Date:
N/A
Coupon:
N/A
Unit Price:
$12.000
Underwriting Spread per Unit:
$.840
Gross Spread as a % of Price:
7.000%
Yield:
N/A
Yield to Maturity:
N/A
Principal Amount of Offering:
$78,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
2.72%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Small Cap Value Portfolio (J.P. Morgan
Sleeve)
0.1800%
$140,400






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.2415%
$188,400











10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Athlon Hlds LP / Fin Corp
047478AC6
Trade Date
04/16/14
List of Underwriters
Credit Agricole Securities USA
Inc.
Goldman, Sachs & Co.
RBC Dominion Securities Inc.
Scotia Capital Inc
UBS Securities LLC
Union Bank Na
Bank of America Merrill Lynch
Citi
Wells Fargo Securities, LLC
Apollo Global Securities LLC
Barclays Capital Inc.
Credit Suisse
Huntington Capital Corp
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup Global Markets Inc.
Sector or Industry:
Exploration and Production
Date of First Offering:
04/16/14
Ratings:
SP:CCC+/ MD:B3/ FT:NA
Maturity Date:
05/01/22
Coupon:
6.000%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.500
Gross Spread as a % of Price:
1.500%
Yield:
6.000%
Yield to Maturity:
6.000%
Principal Amount of Offering:
$650,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation > 3:
Yes


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
5.6924%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.0231%
$150,000.00






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0231%
$150,000.00




10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Rice Energy Inc  762760AA4
Trade Date
04/16/14
List of Underwriters
Barclays Capital
Citigroup Global Markets Inc
Goldman, Sachs & Co
RBC Capital Markets
Wells Fargo Securities LLC
BMO Capital Markets Corp
Comerica Securities
Fifth Third Securities Inc
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays Capital Inc.
Sector or Industry:
Exploration and Production
Date of First Offering:
04/16/14
Ratings:
SP:CCC+/ MD:B3
Maturity Date:
05/01/22
Coupon:
6.25%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.750
Gross Spread as a % of Price:
1.750%
Yield:
6.250%
Yield to Maturity:
6.250%
Principal Amount of Offering:
$900,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation > 3:
Yes


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
5.0000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.0167%
$150,000.00






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0167%
$150,000.00








10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
The Goldman Sachs Group, Inc.
(38148BAA6)
Trade Date
4-21-2014
List of Underwriters
Goldman, Sachs &
Co.,
BB&T Capital
Markets
 BBVA Securities
Inc.
 BMO Capital
Markets Corp.
 BNY Mellon Capital
Markets, LLC,
Capital One
Financial
Corporation
 Credit Agricole
Securities (USA)
Inc.
 Fifth Third
Securities, Inc.
 Intesa Sanpaolo,
Lloyds Securities
Inc.
Mizuho Securities
USA Inc.
 Natixis Capital
Markets Inc.,
PNC Capital
Markets, LLC
 SMBC Nikko
Securities America,
Inc.
 Standard Chartered
Bank
 SunTrust Robinson
Humphrey, Inc.
 U.S. Bancorp
Investments, Inc.
 CastleOak
Securities, L.P.
 Drexel Hamilton,
LLC,
Mischler Financial
Group, Inc.
 The Williams
Capital Group, L.P.
Was the security: 33 Act
Registration, Eligible Municipal
Security, Eligible Government
offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting? (Must be
'YES')
YES
Is an affiliated b/d a Sr. Manager
or Co-Manager?
YES
If yes, did the affiliate benefit
directly or indirectly (Must be
NO)
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from
Whom Purchased (Non-affiliates):
Goldman, Sachs & Co.
Sector or Industry:
Banking
Date of First Offering:
4-21-2014
Ratings:
Ba2	BB+	BB+
Maturity Date:
12/31/2049
Coupon:
5.70%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.500%
Gross Spread as a % of Price:
1.500%
Yield:
5.70%
Yield to Maturity:
5.70%
Principal Amount of Offering:
$1,300,000,000
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE

17.307%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0767%

$998,000.00






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0767%
$998,000.00




10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Altice SA  02154VAA 144A
Trade Date
4/23/2014
List of Underwriters
Barclays
 BNP Paribas SA
 Credit Agricole CIB
 Credit Suisse
 Deutsche Bank AG
 Goldman Sachs International
 ING Bank NV
 J.P. Morgan Securities LLC
 Morgan Stanley
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Goldman Sachs International
Sector or Industry:
Cable & Satellite
Date of First Offering:
4/23/2014
Ratings:
Moody's B3, S&P B
Maturity Date:
5/15/2022
Coupon:
7.750%
Unit Price:
$100.000
Underwriting Spread per Unit:
$2.250
Gross Spread as a % of Price:
2.250%
Yield:
7.224%
Yield to Maturity:
6.264%
Principal Amount of Offering:
$2,900,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
2.67%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities
Portfolio
0.0069%
$200,000
AST J.P. Morgan Global Thematic Portfolio
0.0069%
$200,000
AST High Yield Portfolio (J.P. Morgan
Sleeve)
0.0392%
$1,138,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0392%
$1,138,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0530%
$1,538,000








10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Antero Resources Corp  03674XAA
144A
Trade Date
4/23/2014
List of Underwriters
Barclays
Capital
 Capital One
Securities Inc
 Citigroup
Global Markets
Inc
 Credit
Agricole
Securities USA
Inc
J.P. Morgan
Securities LLC
Wells Fargo
Securities LLC
BMO Capital
Markets Corp
 Credit Suisse
Securities USA
Inc
 Mitsubishi UFJ
Securities USA
Inc
 ABN Amro
Securities USA
LLC
BB&T Capital
Markets
 CIBC World
Markets
 Comerica
Securities
 Fifth Third
Securities Inc
 KeyBanc
Capital Markets
 PNC Capital
Markets
 Scotia Capital
USA Inc
 SMBC Nikko
Securities
America Inc
 TD Securities
USA LLC
 US Bancorp
Investments Inc
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup
Sector or Industry:
Exploration & Production
Date of First Offering:
4/23/2014
Ratings:
Moody's B1, S&P BB-
Maturity Date:
12/1/2022
Coupon:
5.125%
Unit Price:
$100.000
Underwriting Spread per Unit:
$2.231
Gross Spread as a % of Price:
2.231%
Yield:
4.948%
Yield to Maturity:
4.433%
Principal Amount of Offering:
$600,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
1.86%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities
Portfolio
0.0048%
$29,000
AST J.P. Morgan Global Thematic Portfolio
0.0071%
$43,000
AST High Yield Portfolio (J.P. Morgan
Sleeve)
0.0616%
$370,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0735%
$442,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0735%
$442,000









10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Citigroup Inc. 172967HQ7
Trade Date
04/23/14
List of Underwriters
Citigroup
ABN Amro
Barclays
BofA Merrill
Lynch
Deutsche Bank
Securities
Goldman, Sachs
& Co.
HSBC
ING
J.P. Morgan
Morgan Stanley
Natixis
RBC Capital
Markets
Societe
Generale
TD Securities
UBS Investment
Bank
Banca IMI
BBVA
BNY Mellon
Capital Markets,
LLC
CIBC
Commerzbank
Mizuho Securities
Nomura
RBS
SEB
CastleOak
Securities, L.P.
Drexel Hamilton
MFR Securities,
Inc.
Mischler
Financial Group,
Inc.
The Williams
Capital Group,
L.P.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly (Must be NO)
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup
Sector or Industry:
Financial
Date of First Offering:
04/23/14
Ratings:
SP:BB+/ MD:Ba3/ FT:BB+
Maturity Date:
12/29/49
Coupon:
6.300%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.500
Gross Spread as a % of Price:
1.500%
Yield:
6.817%
Yield to Maturity:
6.300%
Principal Amount of Offering:
$1,750,000,000
Subordination Features:
Jr Subordinated
Years of Continued Operation > 3:
Yes


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
7.2000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.0086%
$150,000.00






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0086%
$150,000.00

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Citigroup Inc  172967HQ
Trade Date
4/23/2014
List of Underwriters
Citigroup
ABN Amro
Barclays
Capital
 BofA Merrill
Lynch
 Deutsche Bank
Securities
 Goldman, Sachs
& Co
 HSBC
 ING
 J.P. Morgan
Securities LLC
Morgan Stanley
 Natixis
 RBC Capital
Markets
 Societe
Generale
 TD Securities
 UBS Investment
Bank

Banca IMI
BBVA
 BNY Mellon
Capital
Markets, LLC
 CIBC
 Commerzbank
 Mizuho
Securities
 Nomura
 RBS
 SEB
 CastleOak
Securities,
L.P.
 Drexel
Hamilton
 MFR
Securities,
Inc.
 Mischler
Financial
Group, Inc.
 The Williams
Capital Group,
L.P.

Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup
Sector or Industry:
Banking
Date of First Offering:
4/23/2014
Ratings:
Moody's Ba3, S&P BB+, Fitch BB+
Maturity Date:
Perpetual
Coupon:
6.300%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.500
Gross Spread as a % of Price:
1.500%
Yield:
5.773%
Yield to Maturity:
5.692%
Principal Amount of Offering:
$1,750,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
..42%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0257%
$450,000
AST J.P. Morgan Strategic Opportunities
Portfolio
0.0171%
$300,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0428%
$750,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0428%
$750,000





10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Numericable Group SA 67054LAA
144A
Trade Date
4/23/2014
List of Underwriters
Barclays Capital
BNP Paribas/ London
Credit Agricole CIB
Credit Suisse AG/London
Deutsche Bank London
Goldman Sachs International
ING Bank NV/London
J.P. Morgan Securities LLC
Morgan Stanley
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Goldman Sachs International
Sector or Industry:
Cable & Satellite
Date of First Offering:
4/23/2014
Ratings:
Moody's Ba3, S&P B+
Maturity Date:
5/15/2019
Coupon:
4.875%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.750
Gross Spread as a % of Price:
1.750%
Yield:
4.720%
Yield to Maturity:
3.963%
Principal Amount of Offering:
$2,400,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
..79%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan
Sleeve)
0.0155%
$372,000






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0155%
$372,000







10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Numericable Group SA  67054LAB3
Trade Date
04/23/14
List of Underwriters
Barclays
BNP Paribas / London
Credit Agricole CIB
Credit Suisse AG / London
Duetsche Bank AG London
Goldman Sachs International
ING Bank NV / London
J.P. Morgan  Securities Ltd /
London
Morgan Stanley
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
J.P. Morgan Securities Ltd /
London
Sector or Industry:
Technology
Date of First Offering:
04/23/14
Ratings:
SP:B+/ MD:Ba3/
Maturity Date:
05/15/22
Coupon:
6.000%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.750
Gross Spread as a % of Price:
1.750%
Yield:
6.000%
Yield to Maturity:
6.003%
Principal Amount of Offering:
$4,000,000,000
Subordination Features:
1st lien
Years of Continued Operation > 3:
Yes


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
2.9988%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.0100%
$400,000.00






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0100%
$400,000.00







10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Numericable Group SA 67054LAB
144A
Trade Date
4/23/2014
List of Underwriters
Barclays Capital
BNP Paribas/London
Credit Agricole CIB
Credit Suisse AG/London
Deutsche Bank AG London
Goldman Sachs International
ING Bank NV/ London
J.P. Morgan Securities PLC
Morgan Stanley
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities PLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Goldman Sachs International
Sector or Industry:
Cable & Satellite
Date of First Offering:
4/23/2014
Ratings:
Moody's Ba3, S&P B+
Maturity Date:
5/15/2022
Coupon:
6.000%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.750
Gross Spread as a % of Price:
1.750%
Yield:
5.692%
Yield to Maturity:
4.936%
Principal Amount of Offering:
$4,000,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
1.66%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0050%
$200,000
AST High Yield Portfolio (J.P. Morgan
Sleeve)
0.0196%
$787,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0246%
$987,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0246%
$987,000








10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Numericable Group SA  67054LAC
144A
Trade Date
4/23/2014
List of Underwriters
Barclays Capital
BNP Paribas/London
Credit Agricole CIB
Credit Suisse AG/London
Deutsche Bank AG London
Goldman Sachs International
ING Bank NV/London
J.P. Morgan Securities LLC
Morgan Stanley
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Goldman Sachs International
Sector or Industry:
Cable & Satellite
Date of First Offering:
4/23/2014
Ratings:
Moody's Ba3, S&P B+
Maturity Date:
5/15/2024
Coupon:
6.2500%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.750
Gross Spread as a % of Price:
1.750%
Yield:
5.888%
Yield to Maturity:
5.292%
Principal Amount of Offering:
$1,375,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
2.07%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0145%
$200,000
AST High Yield Portfolio (J.P. Morgan
Sleeve)
0.0231%
$318,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0376%
$518,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0376%
$518,000









10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Woodside Homes Co LLC  980242AA
144A
Trade Date
4/24/2014
List of Underwriters
Credit Suisse
Deutsche Bank Securities Inc
J.P. Morgan Securities LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Credit Suisse
Sector or Industry:
Homebuilders
Date of First Offering:
4/24/2014
Ratings:
Moody's B3, S&P B, Fitch B
Maturity Date:
12/15/2021
Coupon:
6.750%
Unit Price:
$100.250
Underwriting Spread per Unit:
$1.875
Gross Spread as a % of Price:
1.8703%
Yield:
6.569%
Yield to Maturity:
6.150%
Principal Amount of Offering:
$50,125,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
2.71%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0100%
$5,013
AST High Yield Portfolio (J.P. Morgan
Sleeve)
0.0780%
$39,098
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0880%
$44,111
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0880%
$44,111











10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Service Corp Intl  817565CA
144A
Trade Date
4/28/2014
List of Underwriters
Bank of America Merrill Lynch
J.P. Morgan Securities LLC
Wells Fargo & Co.
Scotia Capital Inc
SunTrust Robinson Humphrey
BB&T Capital Markets
BBVA Securities Inc
Bosc Inc
Mitsubishi UFJ Securities USA
Inc
Raymond James & Associates
RBS Securiites Corp
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Wells Fargo & Co
Sector or Industry:
Consumer Services
Date of First Offering:
4/28/2014
Ratings:
Moody's B1, S&P BB-
Maturity Date:
5/15/2024
Coupon:
5.375%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.750
Gross Spread as a % of Price:
1.750%
Yield:
5.244%
Yield to Maturity:
4.988%
Principal Amount of Offering:
$550,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
5.93%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0009%
$5,000






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0009%
$5,000








10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Stryker Corporation   (2044)
(863667AG6)
Trade Date
04-28-2014
List of Underwriters
Barclays Capital Inc.
Goldman, Sachs & Co.
 Wells Fargo Securities
BNP Paribas
BofA Merrill Lynch
 Citigroup
 J.P. Morgan Securities LLC
Morgan Stanley
 HSBC
 Mitsubishi UFJ Securities
 Mizuho Securities
 RBS
 The Williams Capital Group,
L.P.
PNC Capital Markets LLC
 U.S. Bancorp
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays Capital Inc.
Sector or Industry:
Healthcare
Date of First Offering:
04-28-2014
Ratings:
A3	A+	NR
Maturity Date:
5/15/2044
Coupon:
4.375%
Unit Price:
$99.551
Underwriting Spread per Unit:
0.875%
Gross Spread as a % of Price:
0.878%
Yield:
4.400%
Yield to Maturity:
4.400%
Principal Amount of Offering:
$398,204,000.00
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
      6.700%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.1250%
$497,755.00






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1250%
$497,755.00


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Century Communities  156504AA
144A
Trade Date
4/30/2014
List of Underwriters
Bank of America Merrill Lynch
FBR Capital Markets & Co
J.P. Morgan Securities LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Bank of America Merrill Lynch
Sector or Industry:
Homebuilders
Date of First Offering:
4/30/2014
Ratings:
Moody's B3, S&P B
Maturity Date:
5/15/2022
Coupon:
6.875%
Unit Price:
$99.239
Underwriting Spread per Unit:
$1.625
Gross Spread as a % of Price:
1.637%
Yield:
6.716%
Yield to Maturity:
6.384%
Principal Amount of Offering:
198,478,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
6.70%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0255%
$50,612
AST High Yield Portfolio (J.P. Morgan
Sleeve)
0.2165%
$429,705
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.2420%
$480,317
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.2420%
$480,317













10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Lifepoint Hospitals Inc 144A
53219LAL
Trade Date
5/1/2014
List of Underwriters
Bank of America Merrill Lynch
 Barclays Capital
 Citigroup Global Markets Inc
 Goldman Sachs & Co
J.P. Morgan Securities LLC
 UBS Securities
Fifth Third Securities Inc
 Mitsubishi UFJ Securities USA
Inc
 SunTrust Robinson Humphrey Inc
 Credit Agricole Securities USA
Inc
 Regions Securities LLC
 SMBC Nikko Securities America
 Waller Lansden Dortch & Davis
 White & Case LLP
 Cahill Gordon & Reindel
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays Capital
Sector or Industry:
Health Care Facilities /
Services
Date of First Offering:
5/1/2014
Ratings:
Moody's: Ba2, S&P BB-, Fitch BB
Maturity Date:
12/1/2021
Coupon:
5.500%
Unit Price:
$103.000
Underwriting Spread per Unit:
$1.250
Gross Spread as a % of Price:
1.2135%
Yield:
5.208%
Yield to Maturity:
4.323%
Principal Amount of Offering:
$412,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
2.15%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities
Portfolio
..0050%
$20,600
AST J.P. Morgan Global Thematic Portfolio
..0075%
$30,900
AST High Yield Portfolio (J.P. Morgan
Sleeve)
..0635%
$261,620
Total Purchased for Prudential Funds which
Sub-Adviser Manages
..0760%
$313,120
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
..0760%
$313,120

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Sirius XM Radio Inc. 144A
82967NAS
Trade Date
5/1/2014
List of Underwriters
Bank of America Merrill Lynch
Barclays Capital
 Citigroup Inc
 Deutsche Bank Securities Inc
 J.P. Morgan Securities LLC
 Morgan Stanley
 Stifel Nicolaus & Co Inc
 BMO Capital Markets
 BNP Paribas
 Credit Agricole Securities USA
Inc
 RBC Capital Markets
 RBS Securities Corp
 USB Capital Resources Inc
 Wells Fargo Securities LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Deutsche Bank Securities Inc
Sector or Industry:
Cable & Satellite
Date of First Offering:
5/1/2014
Ratings:
Moody's: B1, S&P BB, Fitch BBe
Maturity Date:
7/15/2024
Coupon:
6.000%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.125
Gross Spread as a % of Price:
1.125%
Yield:
5.755%
Yield to Maturity:
5.342%
Principal Amount of Offering:
$1,500,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE

3.19%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0060%
$91,000
AST High Yield Portfolio (J.P. Morgan
Sleeve)
0.0479%
$719,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0539%
$810,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0539%
$810,000



10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Celgene Corp  151020AN4
Trade Date
05/06/14
List of Underwriters
BofA Merrill Lynch
Credit Suisse
Goldman, Sachs & Co.
Morgan Stanley
HSBC
Mitsubishi UFJ Securities
PNC Capital Markets LLC
U.S. Bancorp
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Credit Suisse
Sector or Industry:
Healthcare
Date of First Offering:
05/06/14
Ratings:
SP:BBB+/ MD:Baa2/ FT:NA
Maturity Date:
05/15/19
Coupon:
2.250%
Unit Price:
$99.751
Underwriting Spread per Unit:
$0.600
Gross Spread as a % of Price:
0.6015%
Yield:
2.256%
Yield to Maturity:
2.250%
Principal Amount of Offering:
$500,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation > 3:
Yes


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
7.4000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.2650%
$1,321,700.75






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.2650%
$1,321,700.75








10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Celgene Corp  151020AP9
Trade Date
05/06/14
List of Underwriters
BofA Merrill Lynch
Credit Suisse
Goldman, Sachs & Co.
Morgan Stanley
HSBC
Mitsubishi UFJ Securities
PNC Capital Markets LLC
US Bancorp
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Morgan Stanley
Sector or Industry:
Healthcare
Date of First Offering:
05/06/14
Ratings:
SP:BBB+/ MD:Baa2/ FT:NA
Maturity Date:
05/15/24
Coupon:
3.625%
Unit Price:
99.659
Underwriting Spread per Unit:
0.650%
Gross Spread as a % of Price:
0.6522%
Yield:
3.637%
Yield to Maturity:
3.625%
Principal Amount of Offering:
$1,000,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation > 3:
Yes


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
7.6000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.1300%
$1,295,567.00






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1300%
$1,295,567.00








10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
AerCap Ireland Cap Ltd 144A
00772BAE
Trade Date
5/8/2014
List of Underwriters
Bank of America Merrill Lynch
 Barclays Capital
 Citigroup Global Markets Inc
 Credit Agricole Securities USA
Inc
 Credit Suisse
 Deutsche Bank Securities Inc
 Goldman Sachs & Co
 J.P. Morgan Securities LLC
 Morgan Stanley
 RBC Dominion Securities
 RBS Securities Corp
 UBS Securities LLC
Guggenheim Investment
Management
 KKR Capital Markets LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
UBS Securities LLC
Sector or Industry:
Commercial Finance
Date of First Offering:
5/8/2014
Ratings:
Moody's: Ba2, S&P BB+, Fitch
BB+
Maturity Date:
5/15/2021
Coupon:
4.500%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.500
Gross Spread as a % of Price:
1.500%
Yield:
4.369%
Yield to Maturity:
4.096%
Principal Amount of Offering:
$1,100,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
3.10%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan
Sleeve)
0.0722%
$795,000






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0722%
$795,000



10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
First Quantum Minerals 144A
335934AH
Trade Date
5/8/2014
List of Underwriters
Barclays Bank PLC
 BNP Paribas
 Credit Suisse Securities USA
LLC
 Deutsche Bank AG London
 Jefferies & Co
 J.P. Morgan Securities LLC
 Standard Chartered PLC
 Credit Agricole SA
 ING Bank NV
 Societe Generale
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Credit Suisse Securities USA
LLC
Sector or Industry:
Metals & Mining
Date of First Offering:
5/8/2014
Ratings:
Moody's: B1, S&P B+, Fitch BB
Maturity Date:
5/15/2022
Coupon:
7.250%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.250
Gross Spread as a % of Price:
1.250%
Yield:
6.944%
Yield to Maturity:
6.338%
Principal Amount of Offering:
$850,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
2.66%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan
Sleeve)
0.0690%
$587,000






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0690%
$587,000







10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Ortho Clinical Diagnotic
22663AAA7
Trade Date
05/08/14
List of Underwriters
Barclays Capital
Credit Suisse
Goldman, Sachs & Co.
Nomura Securities International
UBS Securities
Jefferies & Co.
RBS Securities Inc.
SMBC Nikko Securities America
Inc.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays Capital
Sector or Industry:
Healthcare
Date of First Offering:
05/08/14
Ratings:
SP:CCC+/ MD:Caa1/ FT:NA
Maturity Date:
05/15/22
Coupon:
6.625%
Unit Price:
$100.000
Underwriting Spread per Unit:
$2.250
Gross Spread as a % of Price:
2.250%
Yield:
6.625%
Yield to Maturity:
6.625%
Principal Amount of Offering:
$1,300,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation > 3:
Yes


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
3.4616%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.0115%
$150,000.00






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0115%
$150,000.00









10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Rayonier AM Products Inc. 144A
75508EAA
Trade Date
5/8/2014
List of Underwriters
Bank of America Merrill Lynch
 Credit Suisse
 J.P. Morgan Securities LLC
 Suntrust Bank
 Wells Fargo Securities LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Bank of America Merrill Lynch
Sector or Industry:
Real Estate
Date of First Offering:
5/8/2014
Ratings:
Moody's: Ba3, S&P BB+
Maturity Date:
6/1/2024
Coupon:
5.500%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.500
Gross Spread as a % of Price:
1.500%
Yield:
5.353%
Yield to Maturity:
5.072%
Principal Amount of Offering:
$550,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
6.46%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0136%
$75,000
AST High Yield Portfolio (J.P. Morgan
Sleeve)
0.1154%
$635,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.1290%
$710,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1290%
$710,000










10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Hiland Partners LP/Corp 144A
43129TAC
Trade Date
5/9/2014
List of Underwriters
Bank of America Merrill Lynch
 RBS Securities Corp
 US Bancorp Investments Inc
 Wells Fargo Securities LLC
 BBVA Securities Inc
 J.P. Morgan Securities LLC
 Bosc Inc.
Comerica Inc.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Bank of America Merrill Lynch
Sector or Industry:
Pipeline
Date of First Offering:
5/9/2014
Ratings:
Moody's: B2, S&P B
Maturity Date:
5/15/2022
Coupon:
5.500%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.966
Gross Spread as a % of Price:
1.996%
Yield:
5.359%
Yield to Maturity:
4.977%
Principal Amount of Offering:
$225,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
2.73%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0124%
$28,000
AST High Yield Portfolio (J.P. Morgan
Sleeve)
0.0933%
$210,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.1057%
$238,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1057%
$238,000








10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Energy XXI Gulf Coast, Inc.
(2024)  (29276KAT8)
Trade Date
05-12-2014
List of Underwriters
Credit Suisse
Securities (USA)
LLC
Citigroup Global
Markets Inc.
 RBS Securities Inc
 UBS Securities LLC
 Wells Fargo
Securities, LLC
 Capital One
Securities, Inc.
 ING Financial
Markets LLC
 Natixis Securities
Americas LLC
 Regions Securities
LLC
 Scotia Capital
(USA) Inc.
 TD Securities
(USA) LLC
 Comerica
Securities, Inc.
 Deutsche Bank
Securities Inc
 Fifth Third
Securities, Inc.
 ABN AMRO Securities
(USA) LLC
 KeyBanc Capital
Markets Inc.
 Santander Investment
Securities Inc.
 SMBC Nikko Securities
America, Inc.
 CIBC World Markets
Corp.
 Credit Agricole
Securities (USA) Inc.
 IBERIA Capital
Partners L.L.C.
PNC Capital Markets
LLC
Clarkson Capital
Markets LLC
 Miller Tabak & Co.
LLC
 Johnson Rice &
Company LLC
Raymond James &
Associates, Inc.
 Tudor, Pickering,
Holt & Co. Securities,
Inc.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Credit Suisse Securities (USA)
LLC
Sector or Industry:
Independent Energy
Date of First Offering:
05-12-2014
Ratings:
B3	B	NR
Maturity Date:
3/15/2024
Coupon:
6.875%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.500%
Gross Spread as a % of Price:
1.500%
Yield:
6.875%
Yield to Maturity:
6.875%
Principal Amount of Offering:
$650,000,000.00
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE

6.1530%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0433%
$282,000.00






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0433%
$282,000.00



10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Suburban Propane Partners
864486AH
Trade Date
5/12/2014
List of Underwriters
Wells Fargo Securities
BofA Merrill Lynch
 Citigroup
 Deutsche Bank Securities
 J.P. Morgan Securities LLC
 RBS
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Wells Fargo Securities
Sector or Industry:
Retail Discretionary
Date of First Offering:
5/12/2014
Ratings:
Moody's Ba3, S&P BB-
Maturity Date:
6/1/2024
Coupon:
5.5000
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.500
Gross Spread as a % of Price:
1.500%
Yield:
5.340%
Yield to Maturity:
5.035%
Principal Amount of Offering:
$525,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
2.00%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0095%
$50,000
AST High Yield Portfolio (J.P. Morgan
Sleeve)
0.0619%
$325,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0714%
$375,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0714%
$375,000









10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Alpha Natural Resources, Inc.
(2020)  (02076XAG7)
Trade Date
05-13-2014
List of Underwriters
BofA Merrill Lynch
 Citigroup
 Barclays
 BMO Capital Markets
 Credit Agricole CIB
Deutsche Bank Securities
 Goldman, Sachs & Co.
 Morgan Stanley
 PNC Capital Markets LLC
  BB&T Capital Markets
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Metals & Mining
Date of First Offering:
05-13-2014
Ratings:
B2	B	NR
Maturity Date:
8/1/2020
Coupon:
7.500%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.750%
Gross Spread as a % of Price:
1.750%
Yield:
7.500%
Yield to Maturity:
7.500%
Principal Amount of Offering:
$500,000,000.00
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
     10.000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0608%
$304,000.00






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0608%
$304,000.00






10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Sabine Pass Liquefaction 144A
785592AF
Trade Date
5/13/2014
List of Underwriters
Banca IMI
 BBVA
Securities Inc
Credit Agricole
Securities USA
Inc
Credit Suisse
Securities USA
LLC
 HSBC
Securities
 ING Financial
Markets LLC
 J.P. Morgan
Securities LLC
 Lloyds
Securities INC
 Mitsubishi UFJ
Securities USA
Inc
 Mizuho
Securities USA
Inc
 Morgan Stanley
& Co Inc

RBC Capital
Markets LLC
Scotia Capital
USA Inc
 SG Americas
Securities LLC
 SMBC Nikko
Securities
America Inc
 Standard
Chartered Bank
(US)
 CIBC World
Markets Inc
 Goldman Sachs
& Co
 Merrill Lynch
Pierce Fenner &
Smith
 Santander
Investor
Securities Inc
 Deutsche Bank
Securities Inc
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
RBC Capital Markets LLC
Sector or Industry:
Pipeline
Date of First Offering:
5/13/2014
Ratings:
Moody's Ba3, S&P BB+
Maturity Date:
5/15/2024
Coupon:
5.750%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.000
Gross Spread as a % of Price:
1.000%
Yield:
5.430%
Yield to Maturity:
4.985%
Principal Amount of Offering:
$2,000,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
2.04%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0050%
$100,000
AST High Yield Portfolio (J.P. Morgan
Sleeve)
0.0245%
$490,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0295%
$590,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0295%
$590,000








10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Commscope Inc. 144A  203372AL
Trade Date
5/15/2014
List of Underwriters
Bank of America Merrill Lynch
 Deutsche Bank Securities Inc
 J.P. Morgan Securities LLC
 Pierce Fenner & Smith
 Mizuho Securities USA Inc
 SMBC Nikko Securities America
Inc
Wells Fargo Securities LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Bank of America Merrill  Lynch
Sector or Industry:
Communications Equipment
Date of First Offering:
5/15/2014
Ratings:
Moody's B2, S&P B+
Maturity Date:
6/15/2021
Coupon:
5.000%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.566
Gross Spread as a % of Price:
1.556%
Yield:
4.884%
Yield to Maturity:
4.454%
Principal Amount of Offering:
$650,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE

1.15%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities
Portfolio
0.0010%
$7,000
AST J.P. Morgan Global Thematic Portfolio
0.0016%
$11,000
AST High Yield Portfolio (J.P. Morgan
Sleeve)
0.0140%
$91,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0166%
$109,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0166%
$109,000









10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Commscope Inc. 144A  203372AM
Trade Date
5/15/2014
List of Underwriters
Bank of America Merrill Lynch
 Deutsche Bank Securities Inc
 J.P. Morgan Securities LLC
 Pierce Fenner & Smith
 Mizuho Securities USA Inc
 SMBC Nikko Securities America
Inc
 Wells Fargo Securities LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Bank of America Merrill  Lynch
Sector or Industry:
Communications Equipment
Date of First Offering:
5/15/2014
Ratings:
Moody's B2, S&P B+
Maturity Date:
6/15/2024
Coupon:
5.500%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.566
Gross Spread as a % of Price:
1.556%
Yield:
5.372%
Yield to Maturity:
5.131%
Principal Amount of Offering:
$650,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
1.15%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities
Portfolio
0.0010%
$7,000
AST J.P. Morgan Global Thematic Portfolio
0.0016%
$11,000
AST High Yield Portfolio (J.P. Morgan
Sleeve)
0.0140%
$91,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0166%
$109,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0166%
$109,000







10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Teleflex Inc 144A  879369AC
Trade Date
5/16/2014
List of Underwriters
Bank of America Merrill Lynch
 J.P. Morgan Securities LLC
 DNB Nor Markets Inc
 HSBC Securities
 Mitsubishi UFJ Securities USA
Inc
 PNC Capital Markets
 RBS Securities Corp
SMBC Nikko Securities America
Inc
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Bank of America Merrill Lynch
Sector or Industry:
Medical Equipment / Devices
Date of First Offering:
5/16/2014
Ratings:
Moody's Ba3, S&P BB
Maturity Date:
6/15/2024
Coupon:
5.250%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.250
Gross Spread as a % of Price:
1.250%
Yield:
5.122%
Yield to Maturity:
4.865%
Principal Amount of Offering:
$250,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
5.52%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0220%
$55,000
AST High Yield Portfolio (J.P. Morgan
Sleeve)
0.1720%
$430,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.1940%
$485,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1940%
$485,000








10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
AmerisourceBergen, Inc.
(2017)  (03073EAK1)
Trade Date
05-19-2014
List of Underwriters
BofA Merrill Lynch
J.P. Morgan Securities LLC
Mitsubishi UFJ Securities
Mizuho Securities
Scotiabank
US Bancorp
Wells Fargo Securities
BNY Mellon Capital Markets, LLC
Citigroup
Credit Suisse
Deutsche Bank Securities
KeyBanc Capital Markets
PNC Capital Markets LLC
TD Securities
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Healthcare
Date of First Offering:
05-19-2014
Ratings:
Baa2	A-	A-
Maturity Date:
5/15/2017
Coupon:
1.150%
Unit Price:
$99.892
Underwriting Spread per Unit:
0.400%
Gross Spread as a % of Price:
0.400%
Yield:
1.190%
Yield to Maturity:
1.190%
Principal Amount of Offering:
$599,352,000.00
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE

9.7080%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.1833%
$1,098,812.00






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1833%
$1,098,812.00



10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Live Nation Entertainment 144A
538034AG
Trade Date
5/19/2014
List of Underwriters
Bank of America Merrill Lynch
 Goldman Sachs & Co
 HSBC Securities
J.P. Morgan Securities LLC
 Morgan Stanley
 Royal Bank of Scotland Plc
(US)
Scotia Capital USA Inc
Wells Fargo & Co
Mitsubishi UFJ Securities USA
Inc
 SunTrust Robinson Humphrey Inc
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Goldman Sachs & Co
Sector or Industry:
Entertainment Resources
Date of First Offering:
5/19/2014
Ratings:
Moody's B3, S&P B+
Maturity Date:
6/15/2022
Coupon:
5.375%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.000
Gross Spread as a % of Price:
1.000%
Yield:
5.250%
Yield to Maturity:
4.908%
Principal Amount of Offering:
$250,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
9.51 %

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0120%
$30,000
AST High Yield Portfolio (J.P. Morgan
Sleeve)
0.0940%
$235,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.1060%
$265,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1060%
$265,000







10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Cimarex Energy Co  171798AC5
Trade Date
05/20/2014
List of Underwriters
Wells Fargo Securities
Deutsche bank Securities
J.P. Morgan
Mitsubishi UFJ Securities
US Bancorp
BB&T Capital Markets
BBVA
BOSC, INC
Capital One Securities
CIBC
Comerica Securities
Goldman Sachs & Co
ING
KeyBanc Capital Markets
Santander
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Wells Fargo Securities
Sector or Industry:
Exploration and Production
Date of First Offering:
05/20/2014
Ratings:
SP:BB+/ MD:Ba1/ FT:NA
Maturity Date:
06/01/24
Coupon:
4.375%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.000
Gross Spread as a % of Price:
1.000%
Yield:
4.375%
Yield to Maturity:
4.375%
Principal Amount of Offering:
$750,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation > 3:
Yes


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
2.6667%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.0067%
$50,000.00






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0067%
$50,000.00


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Cimarex Enegry Co  171798AC
Trade Date
5/20/2014
List of Underwriters
Wells Fargo Securities
 Deutsche Bank Securities
 J.P. Morgan Securities LLC
 Mitsubishi UFJ Securities
US Bancorp
 BB&T Capital Markets
 BBVA
 Bosc, Inc.
 Capital One Securities
 CIBC
Comerica Securities
 Goldman, Sachs & Co.
ING
KeyBanc Capital Markets
 Santander
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Wells Fargo Securities
Sector or Industry:
Exploration & Production
Date of First Offering:
5/20/2014
Ratings:
S&P Ba1, S&P BB+
Maturity Date:
6/1/2024
Coupon:
4.375%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.000
Gross Spread as a % of Price:
1.000%
Yield:
4.289%
Yield to Maturity:
4.122%
Principal Amount of Offering:
$750,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
2.67%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities
Portfolio
0.0033%
$25,000
AST J.P. Morgan Global Thematic Portfolio
0.0077%
$58,000
AST High Yield Portfolio (J.P. Morgan
Sleeve)
0.0433%
$325,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0543%
$408,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0543%
$408,000

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
CSC Holdings LLC 144A  126307AG
Trade Date
5/20/2014
List of Underwriters
Bank of Nova Scotia (US)
Bank of America Merrill Lynch
Barclays Capital
BNP Paribas
Citigroup Global Markets Inc
Credit Agricole Securities USA
Inc
Credit Suisse Securities USA
LLC
Deutsche Bank Securities Inc
Goldman Sachs & Co
 Guggenheim Securities LLC
 ING US Capital Corp
J.P. Morgan Securities LLC
Natixis Securities North
America Inc
RBC Capital Markets
RBS Securities Corp
 SunTrust Robinson Humphrey
 US Bancorp
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup
Sector or Industry:
Cable & Satellite
Date of First Offering:
5/20/2014
Ratings:
Moody's Ba2, S&P BB, Fitch BB
Maturity Date:
6/1/2024
Coupon:
5.250%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.750
Gross Spread as a % of Price:
1.750%
Yield:
5.274%
Yield to Maturity:
5.307%
Principal Amount of Offering:
$750,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
3.11%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0113%
$85,000
AST High Yield Portfolio (J.P. Morgan
Sleeve)
0.0940%
$705,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.1053%
$790,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1053%
$790,000

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
TransDigm Inc.   (2022)
893647AU1
Trade Date
05/20/14
List of Underwriters
Morgan Stanley
Credit Suisse
UBS Investment Bank
 Citigroup
Barclays
RBC Capital Markets
 HSBC
Credit Agricole CIB
 MCS Capital Markets
PNC Capital Markets, LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Morgan Stanley
Sector or Industry:
Aerospace
Date of First Offering:
05/20/14
Ratings:
Caa1	CCC+	CCC+
Maturity Date:
7/15/2022
Coupon:
6.000%
Unit Price:
$100.000
Underwriting Spread per Unit:
0.875%
Gross Spread as a % of Price:
0.875%
Yield:
6.000%
Yield to Maturity:
6.000%
Principal Amount of Offering:
$ 1,150,000,000.00
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
      6.521%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0643%
$740,000.00






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0643%
$740,000.00






10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
TransDigm Inc.  (2024)
893647AV9
Trade Date
5/20/2014
List of Underwriters
Morgan Stanley
Credit Suisse
UBS Investment Bank
 Citigroup
Barclays
RBC Capital Markets
 HSBC
Credit Agricole CIB
 MCS Capital Markets
PNC Capital Markets, LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Morgan Stanley
Sector or Industry:
Aerospace
Date of First Offering:
05/20/2014
Ratings:
Caa1	CCC+	CCC+
Maturity Date:
7/15/2024
Coupon:
6.500%
Unit Price:
$100.000
Underwriting Spread per Unit:
0.875%
Gross Spread as a % of Price:
0.875%
Yield:
6.500%
Yield to Maturity:
6.500%
Principal Amount of Offering:
$ 1,200,000,000.00
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
     6.250%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0587%
$705,000.00






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0587%
$705,000.00







10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Rosetta Resources Inc.
777779AF
Trade Date
5/21/2014
List of Underwriters
J.P. Morgan Securities LLC
 Wells Fargo Securities
 BMO Capital Markets
 Mitsubishi UFJ Securities
 BofA Merrill Lynch
 BBVA
 Comerica Securities
Scotiabank
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Wells Fargo Securities
Sector or Industry:
Exploration & Production
Date of First Offering:
5/21/2014
Ratings:
Moody's B1, S&P B+
Maturity Date:
6/1/2024
Coupon:
5.875%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.500
Gross Spread as a % of Price:
1.500%
Yield:
5.646%
Yield to Maturity:
5.240%
Principal Amount of Offering:
$500,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
1.83%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities
Portfolio
0.0094%
$47,000
AST High Yield Portfolio (J.P. Morgan
Sleeve)
0.0122%
$61,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0216%
$108,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0216%
$108,000










10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Parsley Energy Inc 701877102
Trade Date
05/22/14
List of Underwriters
Credit Suisse
Goldman, Sachs & Co.
J.P. Morgan
Wells Fargo Securities
Morgan Stanley
Raymond James
Tudor, Pickering, Holt & Co.
RBC Capital Markets
Global Hunter Securities
Macquarie Capital
Scotiabank / Howard Weil
Simmons & Company International
Stephens Inc.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Credit Suisse
Sector or Industry:
Energy
Date of First Offering:
05/22/14
Ratings:
N/A
Maturity Date:
N/A
Coupon:
N/A
Unit Price:
$18.500
Underwriting Spread per Unit:
$1.0175
Gross Spread as a % of Price:
5.500%
Yield:
N/A
Yield to Maturity:
N/A
Principal Amount of Offering:
$925,000.000
Subordination Features:
Common stock
Years of Continued Operation > 3:
Yes


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
3.4000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


PSF SP Small Cap Value Portfolio (Goldman
Sachs sleeve)
0.0372%
$343,785.50
AST Goldman Sachs Small-Cap Value
Portfolio
0.2607%
$2,411,586.00
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.2979%
$2,755,371.50
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.2979%
$2,755,371.50




10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Parsley Energy Inc.  70187710
Trade Date
5/22/2014
List of Underwriters
Credit Suisse
 Goldman Sachs & Co.
J.P. Morgan Securities LLC
 Wells Fargo Securities
Morgan Stanley
 Raymond James
Tudor, Pickering, Holt & Co.
 RBC Capital Markets
 Global Hunter Securities
 Macquarie Capital
Scotiabank / Howard Weil
 Simmons & Company
International
 Stephens Inc.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Credit Suisse
Sector or Industry:
Energy
Date of First Offering:
5/22/2014
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
$18.500
Underwriting Spread per Unit:
$1.0175
Gross Spread as a % of Price:
5.500%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
$925,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
..19%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Small Cap Value Portfolio (J.P. Morgan
sleeve)
0.0192%
$177,600






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0258%
$238,650




10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Telecom Italia SpA  87927YAA0
Trade Date
05/22/14
List of Underwriters
BBVA Securities Inc.
Citigroup Global Markets Inc.
Goldman Sachs & Co.
J.P. Morgan
Morgan Stanley
RBS Securities Corp
Unicredito Italiano/New York
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup Global Markets Inc.
Sector or Industry:
Technology
Date of First Offering:
05/22/14
Ratings:
SP:BB+/ MD:Ba1/ FT:BBB-
Maturity Date:
05/30/24
Coupon:
5.303%
Unit Price:
$100.000
Underwriting Spread per Unit:
$0.650
Gross Spread as a % of Price:
0.650%
Yield:
5.303%
Yield to Maturity:
5.303%
Principal Amount of Offering:
$1,500,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation > 3:
Yes


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
5.3334%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.0200%
$300,000.00






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0200%
$300,000.00









10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Terreno Realty Corp  88146M101
Trade Date
05/22/14
List of Underwriters
Goldman, Sachs & Co.
Keybanc Capital Markets
 Stifel
Mitsubishi UFJ Securities
Baird
PNC Capital Markets LLC
JMP Securities
MLV & Co
Compass Point
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Keybanc Capital Markets
Sector or Industry:
Financial
Date of First Offering:
05/22/14
Ratings:
N/A
Maturity Date:
N/A
Coupon:
N/A
Unit Price:
$17.750
Underwriting Spread per Unit:
$0.754375
Gross Spread as a % of Price:
4.250%
Yield:
N/A
Yield to Maturity:
N/A
Principal Amount of Offering:
$124,250,000
Subordination Features:
Common Stock
Years of Continued Operation > 3:
Yes


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
19.2858%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


PSF SP Small Cap Value Portfolio (Goldman
Sachs sleeve)
0.3057%
$379,832.25
AST Goldman Sachs Small-Cap Value
Portfolio
2.1461%
$2,666,493.75
Total Purchased for Prudential Funds which
Sub-Adviser Manages
2.4518%
$3,046,326.00
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
2.4518%
$3,046,326.00








10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Cedar Fair LP, Canada's
Wonderland Co 144A  150191AG
Trade Date
5/29/2014
List of Underwriters
J.P. Morgan Securities LLC
 UBS Securities LLC
Wells Fargo Securities
 Fifth Third Securities Inc
 KeyBanc Capital Markets
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Wells Fargo Securities LLC
Sector or Industry:
Entertainment Resources
Date of First Offering:
5/29/2014
Ratings:
Moody's B1, S&P BB-
Maturity Date:
6/1/2024
Coupon:
5.375%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.600
Gross Spread as a % of Price:
1.600%
Yield:
5.283%
Yield to Maturity:
5.102%
Principal Amount of Offering:
$450,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
1.94%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0077%
$35,000
AST High Yield Portfolio (J.P. Morgan
Sleeve)
0.0611%
$275,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0688%
$310,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0688%
$310,000











10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Advanced Micro Devices, Inc.
007903BA 144A
Trade Date
6/2/2014
List of Underwriters
Bank of America Merrill Lynch
 Barclays Capital
 Deutsche Bank Securities Inc.
 J.P. Morgan Securities LLC
 Morgan Stanley & Co Inc
Wells Fargo Securities LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Bank of America Merrill Lynch
Sector or Industry:
Hardware
Date of First Offering:
6/2/2014
Ratings:
Moody's B2, S&P B, Fitch  B-
Maturity Date:
7/1/2024
Coupon:
7.000%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.350
Gross Spread as a % of Price:
1.350%
Yield:
6.917%
Yield to Maturity:
6.798%
Principal Amount of Offering:
$500,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
2.84%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0120%
$60,000
AST High Yield Portfolio (J.P. Morgan
Sleeve)
0.0940%
$470,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.1060%
$530,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1060%
$530,000











10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Davita Healthcare Partners Inc.
23918KAQ
Trade Date
6/10/2014
List of Underwriters
Wells Fargo Securities
 Barclays
 BofA Merrill Lynch
 Credit Suisse
 Goldman, Sachs & Co.
 J.P. Morgan Securities LLC
 Morgan Stanley
 SunTrust Robinson Humphrey
 Credit Agricole CIB
 Mitsubishi UFJ Securites
 Scotiabank
 SMBC Nikko
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Wells Fargo Securities
Sector or Industry:
Healthcare
Date of First Offering:
6/10/2014
Ratings:
Moody's B1, S&P B+
Maturity Date:
7/15/2024
Coupon:
5.125%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.250
Gross Spread as a % of Price:
1.250%
Yield:
5.106%
Yield to Maturity:
5.065%
Principal Amount of Offering:
$1,750,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
1.27%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0048%
$85,000
AST High Yield Portfolio (J.P. Morgan
Sleeve)
0.0391%
$685,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0439%
$770,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0439%
$770,000





10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Tenet Healthcare Corp.
88033GCF 144A
Trade Date
6/11/2014
List of Underwriters
Bank of America Merrill Lynch
 Barclays Capital
 Citigroup
 Goldman Sachs
 J.P. Morgan Securities LLC
 SunTrust Robinson Humphrey
 Wells Fargo
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays Capital
Sector or Industry:
Health Care Facilities
Date of First Offering:
6/11/2014
Ratings:
Moody's B3, S&P CCC+, Fitch B-
Maturity Date:
3/1/2019
Coupon:
5.000%
Unit Price:
$101.500
Underwriting Spread per Unit:
$1.375
Gross Spread as a % of Price:
1.3547%
Yield:
4.963%
Yield to Maturity:
4.814%
Principal Amount of Offering:
$507,500,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
3.80%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities
Portfolio
0.0052%
$26,390
AST J.P. Morgan Global Thematic Portfolio
0.0086%
$43,645
AST High Yield Portfolio (J.P. Morgan
Sleeve)
0.0720%
$365,400
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0858%
$435,435
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0858%
$435,435









10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
The Men's Wearhouse Inc.
587118AD 144A
Trade Date
6/11/2014
List of Underwriters
Bank of America Merrill Lynch
 J.P. Morgan Securities LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Bank of America Merrill Lynch
Sector or Industry:
Retail Discretionary
Date of First Offering:
6/11/2014
Ratings:
Moody's B2, S&P B-
Maturity Date:
7/1/2022
Coupon:
7.000%
Unit Price:
$100.000
Underwriting Spread per Unit:
$2.500
Gross Spread as a % of Price:
2.500%
Yield:
4.884%
Yield to Maturity:
4.454%
Principal Amount of Offering:
$600,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE

2.26%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0056%
$34,000
AST High Yield Portfolio (J.P. Morgan
Sleeve)
0.0493%
$296,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0549%
$330,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0549%
$330,000














10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Bank of America Corp   060505EG5
Trade Date
06/12/14
List of Underwriters










BofA Merrill Lynch
Goldman, Sachs &
Co.
ABN AMRO
Securities
ANZ Securities
Banca IMI
BBVA
BMO Capital
Markets
BNY Mellon Capital
Markets, LLC
Capital One
Securities
CIBC
Citigroup
Commerzbank
Credit Agricole
CIB
Danske Markets Inc
Deutsche Bank
Securities
HSBC
ING
Lloyds
Securities
Mizuho
Securities
nabSecurities,
LLC
RB International
Markets (USA)
RBS
Santander
Scotiabank
Societe Generale
Standard
Chartered Bank
Huntington
Investment
Company
Wells Fargo
Securities
Drexel Hamilton,
LLC
Loop Capital
Markets L.L.C.
Mischler
Financial Group,
Inc.
Siebert Capital
Markets
Ramirez & Co,
Inc.
Was the security: 33 Act
Registration, Eligible Municipal
Security, Eligible Government
offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be
'YES')
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly (Must be NO)
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Financial
Date of First Offering:
06/12/14
Ratings:
SP:BB+/ MD:Ba3/ FT:BB
Maturity Date:
12/29/49
Coupon:
5.125%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.500
Gross Spread as a % of Price:
1.500%
Yield:
6.6225%
Yield to Maturity:
5.125%
Principal Amount of Offering:
$1,500,000,000
Subordination Features:
Jr Subordinated
Years of Continued Operation > 3:
Yes


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
9.0000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Strategic Income
Portfolio
0.1250%
$1,875,000.00






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1250%
$1,875,000.00

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Verint Systems Inc  92343X100
Trade Date
06/12/14
List of Underwriters
Goldman, Sachs & Co.
Deutsche Bank Securities
Credit Suisse
J.P. Morgan
RBC Capital Markets
Barclays
Jefferies
FBR
Oppenheimer & Co.
Imperial Capital
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Deutsche Bank Securities
Sector or Industry:
Technology
Date of First Offering:
06/12/14
Ratings:
N/A
Maturity Date:
N/A
Coupon:
N/A
Unit Price:
$47.750
Underwriting Spread per Unit:
$1.6115
Gross Spread as a % of Price:
3.375%
Yield:
N/A
Yield to Maturity:
N/A
Principal Amount of Offering:
$238,750,000
Subordination Features:
Common stock
Years of Continued Operation > 3:
Yes


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
4.0000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


PSF SP Small Cap Value Portfolio (Goldman
Sachs sleeve)
0.0599%
$143,059.00
AST Goldman Sachs Small-Cap Value
Portfolio
0.4244%
$1,013,159.50
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.4843%
$1,156,218.50
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.4843%
$1,156,218.50






10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Century Communities, Inc.
15650430
Trade Date
6/17/2014
List of Underwriters
FBR
 J.P. Morgan Securities LLC
 Deutsche Bank Securities
 Zelman Partners LLC
 Builder Advisor Group LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
FBR
Sector or Industry:
Consumer Discretionary
Date of First Offering:
6/17/2014
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
$23.000
Underwriting Spread per Unit:
$1.610
Gross Spread as a % of Price:
7.000%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
$103,040,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
5.15%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Small Cap Value Portfolio (J.P. Morgan
sleeve)
0.6495%
$669,300






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.8727%
$899,300












10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
SBA Communications Corp.
78388JAR 144A
Trade Date
6/17/2014
List of Underwriters
Barclays Capital
 Citigroup Global Markets Inc
 Deutsche Bank Securities Inc
 J.P. Morgan Securities LLC
 RBS Securities Corp
 TD Securities USA LLC
 Wells Fargo & Co
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Wells Fargo & Co
Sector or Industry:
Communications Equipment
Date of First Offering:
6/17/2014
Ratings:
Moody's B3, S&P B
Maturity Date:
7/15/2022
Coupon:
4.875%
Unit Price:
$99.178
Underwriting Spread per Unit:
$1.400
Gross Spread as a % of Price:
1.4116%
Yield:
5.000%
Yield to Maturity:
5.262%
Principal Amount of Offering:
$743,835,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
2.98%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0117%
$87,277
AST High Yield Portfolio (J.P. Morgan
Sleeve)
0.0938%
$698,213
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.1055%
$785,490
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1055%
$785,490










10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
ZS Pharma, Inc.   98979G10
Trade Date
6/17/2014
List of Underwriters
J.P. Morgan Securities LLC
 Credit Suisse
 BMO Capital Markets
 William Blair
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Credit Suisse
Sector or Industry:
Health Care
Date of First Offering:
6/17/2014
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
$18.000
Underwriting Spread per Unit:
$1.260
Gross Spread as a % of Price:
7.000%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
$106,999,992
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
1.15%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Small Cap Value Portfolio (J.P. Morgan
sleeve)
..1076%
$115,200






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
..1446%
$154,800













10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Markit Ltd.  G5824910
Trade Date
6/18/2014
List of Underwriters
BofA Merrill Lynch
 Barclays
Citigroup
 Credit Suisse
 Deutsche Bank Securities
 Goldman, Sachs & Co.
 HSBC
 J.P. Morgan Securities LLC
 Morgan Stanley
 UBS Investment Bank
 BNP Paribas
 Jefferies
 RBC Capital Markets
 RBS
 TD Securities
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Morgan Stanley
Sector or Industry:
Technology
Date of First Offering:
6/18/2014
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
$24.000
Underwriting Spread per Unit:
$.960
Gross Spread as a % of Price:
4.000%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
$1,283,336,472
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE

1.22%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Small Cap Value Portfolio (J.P. Morgan
sleeve)
0.0923%
$1,185,600






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0923%
$1,185,600


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Cenveo Corp  15671BAK 144A
Trade Date
6/19/2014
List of Underwriters
Barclays Capital
 CJS Securities
 CRT Capital Group LLC
 Imperial Capital LLC
 JP Morgan Securities LLC
 Macquarie Capital USA Inc
 Merrill Lynch Pierce Fenner &
Smith
 Sidoti & Company LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Merrill Lynch Pierce Fenner &
Smith
Sector or Industry:
Consumer Services
Date of First Offering:
6/19/2014
Ratings:
Moody's B3, S&P B
Maturity Date:
8/1/2019
Coupon:
6.000%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.375
Gross Spread as a % of Price:
1.375%
Yield:
6.134%
Yield to Maturity:
6.519%
Principal Amount of Offering:
$540,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
6.97%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan
Sleeve)
0.1324%
$715,000






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1324%
$715,000









10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Cenveo Corp 15671BAL 144A
Trade Date
6/19/2014
List of Underwriters
Barclays Capital
 CJS Securities
 CRT Capital Group LLC
 Imperial Capital LLC
 J.P. Morgan Securities LLC
 Macquarie Capital USA Inc
 Merrill Lynch Pierce Fenner &
Smith
 Sidoti & Company LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Merrill Lynch Pierce Fenner &
Smith
Sector or Industry:
Consumer Services
Date of First Offering:
6/19/2014
Ratings:
Moody's Caa2, S&P CCC
Maturity Date:
9/15/2022
Coupon:
8.500%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.375
Gross Spread as a % of Price:
1.3750%
Yield:
8.740%
Yield to Maturity:
8.984%
Principal Amount of Offering:
$250,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
7.13%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0300%
$75,000
AST High Yield Portfolio (J.P. Morgan
Sleeve)
0.2360%
$590,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.2660%
$665,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.2660%
$665,000









10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Global Partners LP / Finance
37954FAA 144A
Trade Date
6/19/2014
List of Underwriters
Merrill Lynch Pierce Fenner &
Smith
 J.P. Morgan Securities LLC
 RBS Securities Inc
 Wells Fargo Securities LLC
 BMO Capital Markets Corp
 BNP Paribas Securities Corp
 Credit Agricole Securities USA
Inc
Mitsubishi UFJ Securities USA
Inc
 Rabo Securities USA Inc
Santander Investment Securities
Inc
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Merrill Lynch Pierce Fenner &
Smith
Sector or Industry:
Distributors
Date of First Offering:
6/19/2014
Ratings:
Moody's B2, S&P B+, Fitch B+
Maturity Date:
7/15/2022
Coupon:
6.250%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.750
Gross Spread as a % of Price:
1.750%
Yield:
6.266%
Yield to Maturity:
6.287%
Principal Amount of Offering:
$375,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
1.77 %

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0093%
$35,000
AST High Yield Portfolio (J.P. Morgan
Sleeve)
0.0597%
$224,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0690%
$259,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0690%
$259,000










10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Intesa Sanpaolo SpA  46115HAT4
Trade Date
06/19/14
List of Underwriters
Banca IMI
Barclays Bank PLC (US)
Goldman Sachs & Co
J.P. Morgan Securities
Morgan Stanley
Wells Fargo Securities LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
J.P. Morgan Securities
Sector or Industry:
Financial
Date of First Offering:
06/19/14
Ratings:
SP:BBB-/ MD:Ba1/ FT:BBBe
Maturity Date:
06/26/24
Coupon:
5.017%
Unit Price:
$100.000
Underwriting Spread per Unit:
$0.550
Gross Spread as a % of Price:
0.550%
Yield:
5.017%
Yield to Maturity:
4.950%
Principal Amount of Offering:
$2,000,000,000
Subordination Features:
Subordinated
Years of Continued Operation > 3:
Yes


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
8.0000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Strategic Income
Portfolio
0.0800%
$1,600,000.00
AST Goldman Sachs Multi-Asset Portfolio
0.1025%
$2,050,000.00
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.1825%
$3,650,000.00
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1825%
$3,650,000.00








10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Adeptus Health Inc  006855100
Trade Date
06/24/14
List of Underwriters
Deutsche Bank Securities
Goldman, Sachs & Co.
Evercore
Morgan Stanley
Piper Jaffray
RBC Capital Markets
Dougherty & Company
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Deutsche Bank Securities
Sector or Industry:
Healthcare
Date of First Offering:
06/24/14
Ratings:
N/A
Maturity Date:
N/A
Coupon:
N/A
Unit Price:
$22.000
Underwriting Spread per Unit:
$1.540
Gross Spread as a % of Price:
7.000%
Yield:
N/A
Yield to Maturity:
N/A
Principal Amount of Offering:
$107,800,000
Subordination Features:
Common stock
Years of Continued Operation > 3:
Yes


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
3.5715%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


PSP SP Small Cap Value Portfolio (Goldman
Sachs sleeve)
0.0437%
$47,058.00
AST Goldman Sachs Small Cap Value
Portfolio
0.3098%
$333,938.00
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.3534%
$380,996.00
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.3534%
$380,996.00









10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Belden Inc.  077454AG 144A
Trade Date
6/24/2014
List of Underwriters
Deutsche Bank Securities Inc.
Goldman Sachs & Co
J.P. Morgan Securities LLC
  Wells Fargo & Co
HSBC Securities
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Wells Fargo & Co
Sector or Industry:
Electrical Equipment
Date of First Offering:
6/24/2014
Ratings:
Moody's Ba2, S&P B+
Maturity Date:
7/15/2024
Coupon:
5.250%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.750
Gross Spread as a % of Price:
1.750%
Yield:
5.230%
Yield to Maturity:
5.190%
Principal Amount of Offering:
$200,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
4.57%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities
Portfolio
0.0075%
$15,000
AST J.P. Morgan Global Thematic Portfolio
0.0110%
$22,000
AST High Yield Portfolio (J.P. Morgan
Sleeve)
0.1085%
$217,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.1270%
$254,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1270%
$254,000











10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Hilcorp Energy LP  431318AN
144A
Trade Date
6/24/2014
List of Underwriters
Barclays Capital
 BMO Capital Market Corp
 Deutsche Bank (US)
 J.P. Morgan Securities LLC
 Wells Fargo Securities LLC
 BB&T Corp
 BBVA Securities Inc
 Capital One Financial Corp
 Comerica Securities
 Mitsubishi UFJ Securities USA
Inc
 SunTrust Robinson Humphrey
 US Bancorp Investments Inc
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays Capital
Sector or Industry:
Exploration & Production
Date of First Offering:
6/24/2014
Ratings:
Moody's Ba3, S&P BB
Maturity Date:
12/1/2024
Coupon:
5.000%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.250
Gross Spread as a % of Price:
1.250%
Yield:
5.063%
Yield to Maturity:
5.154%
Principal Amount of Offering:
$500,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
2.64%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities
Portfolio
0.0060%
$30,000
AST J.P. Morgan Global Thematic Portfolio
0.0092%
$46,000
AST High Yield Portfolio (J.P. Morgan
Sleeve)
0.0780%
$390,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0932%
$466,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0932%
$466,000




10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Imprivata, Inc.  45323J10
Trade Date
6/24/2014
List of Underwriters
J.P. Morgan Securities
 Piper Jaffray
 William Blair
 Wells Fargo Securities
 Stephens Inc.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Piper Jaffray
Sector or Industry:
Technology
Date of First Offering:
6/24/2014
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
$15.000
Underwriting Spread per Unit:
$1.050
Gross Spread as a % of Price:
7.000%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
$75,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
2.78%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Small Cap Value Portfolio (J.P. Morgan
sleeve)
0.1460%
$109,500






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1960%
$147,000












10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Williams Partners LP  96950FAQ7
Trade Date
06/24/14
List of Underwriters
Credit Agricole Securities CIB
 J.P. Morgan
RBS
Goldman, Sachs & Co.
Morgan Stanley
Scotiabank
DNB Markets
SMBC Nikko
U.S. Bancorp
BBVA
Mitsubishi UFJ Securities
Mizuho Securities
BOSC, Inc.
TD Securities
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
J.P. Morgan
Sector or Industry:
Basic Materials
Date of First Offering:
06/24/14
Ratings:
SP:BBB/ MD:Baa2/ FT:BBB
Maturity Date:
01/15/25
Coupon:
3.900%
Unit Price:
$99.690
Underwriting Spread per Unit:
$0.650
Gross Spread as a % of Price:
0.652%
Yield:
3.912%
Yield to Maturity:
3.900%
Principal Amount of Offering:
$750,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation > 3:
Yes


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
9.3333%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.3733%
$2,791,320.00






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.3733%
$2,791,320.00



10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
GoPro, Inc.  38268T10
Trade Date
6/25/2014
List of Underwriters
J.P. Morgan Securities LLC
 Citigroup
 Barclays
 Allen & Company LLC
 Stifel
 Baird
 MCS Capital Markets
 Piper Jaffray
 Raymond James
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup
Sector or Industry:
Technology
Date of First Offering:
6/25/2014
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
$24.000
Underwriting Spread per Unit:
$1.440
Gross Spread as a % of Price:
6.000%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
$427,200,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
..66%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Small Cap Value Portfolio (J.P. Morgan
sleeve)
0.0494%
$211,200






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0668%
$285,600








10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Memorial Resource Development
Corp.  58605QAA 144A
Trade Date
6/25/2014
List of Underwriters
Bank of America Merrill Lynch
 Barclays Bank PLC (US)
 BMO Capital Markets
 Citigroup Inc
 J.P. Morgan Securities LLC
 RBC Capital Markets
 Wells Fargo Securities LLC
 Capital One Securities
 Comerica Securities
 Credit Agricole CIB
 Goldman Sachs & Co
 ING Bank NV/United States
 Mitsubishi UFJ Securities USA
Inc.
 Natixis/New York NY
 Wedbush Morgan Securities Inc
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup Inc
Sector or Industry:
Exploration & Production
Date of First Offering:
6/25/2014
Ratings:
Moody's Caa1, S&P B-
Maturity Date:
7/1/2022
Coupon:
5.875%
Unit Price:
$100.000
Underwriting Spread per Unit:
$2.000
Gross Spread as a % of Price:
2.000%
Yield:
5.927%
Yield to Maturity:
6.014%
Principal Amount of Offering:
$600,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
3.85%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities
Portfolio
0.0133%
$80,000
AST J.P. Morgan Global Thematic Portfolio
0.0230%
$138,000
AST High Yield Portfolio (J.P. Morgan
Sleeve)
0.1925%
$1,155,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.2288%
$1,373,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.2288%
$1,373,000
10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Monsanto Company   61166WAP6
Trade Date
06/26/14
List of Underwriters
Citigroup
J.P. Morgan
BofA Merrill Lynch
Goldman, Sachs & Co.
Morgan Stanley
Barclays
Mitsubishi UFJ Securities
RBS
Credit Agricole CIB
Mizuho Securities
Rabo Securities
Wells Fargo Securities
BNY Mellon Capital Markets, LLC
Fifth Third Securities
Santander
Societe Generale
Standard Chartered Bank
Unicredit Capital Markets
 The Williams Capital Group
L.P.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup Global Markets Inc.
Sector or Industry:
Basic Materials
Date of First Offering:
06/26/14
Ratings:
SP:BBB+/ MD:A3/ FT:A-
Maturity Date:
07/15/44
Coupon:
4.400%
Unit Price:
$99.207
Underwriting Spread per Unit:
..875%
Gross Spread as a % of Price:
0.882%
Yield:
4.435%
Yield to Maturity:
4.400%
Principal Amount of Offering:
1,000,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation > 3:
Yes


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
4.6000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.1925%
$1,909,734.75






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.1925%
$1,909,734.75
10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Monsanto Company  61166WAS0
Trade Date
06/26/14
List of Underwriters
Citigroup
J.P. Morgan
BofA Merrill Lynch
Goldman, Sachs & Co.
Morgan Stanley
Barclays
Mitsubishi UFJ Securities
RBS
Credit Agricole CIB
Mizuho Securities
Rabo Securities
Wells Fargo Securities
BNY Mellon Capital Markets, LLC
Fifth Third Securities, Inc.
Santander
Societe Generale
Standard Chartered Bank
Unicredit Capital Markets
 The Williams Capital Group
L.P.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
J.P. Morgan Securities LLC
Sector or Industry:
Basic Materials
Date of First Offering:
06/26/14
Ratings:
SP:BBB+/ MD:A3/ FT:A-
Maturity Date:
07/15/19
Coupon:
2.125%
Unit Price:
$99.990
Underwriting Spread per Unit:
0.600%
Gross Spread as a % of Price:
0.600%
Yield:
2.125%
Yield to Maturity:
2.125%
Principal Amount of Offering:
$500,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation > 3:
Yes


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
5.2000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.4850%
$2,424,757.50






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.4850%
$2,424,757.50

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
ServiceMaster Global Holdings,
Inc.  81761R10
Trade Date
6/26/2014
List of Underwriters
J.P. Morgan Securities LLC
 Credit Suisse
Goldman, Sachs & Co
Morgan Stanley
 BofA Merrill Lynch
 Jefferies
 Natixis
 RBC Capital Markets
 Baird
 Piper Jaffray
 Ramirez & Co., Inc.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Credit Suisse
Sector or Industry:
Consumer Discretionary
Date of First Offering:
6/26/2014
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
$17.000
Underwriting Spread per Unit:
$.850
Gross Spread as a % of Price:
5.000%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
$610,300,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
5.32%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Small Cap Value Portfolio (J.P. Morgan
sleeve)
0.1559%
$952,000






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.2099%
$1,281,800






10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
The Michael Companies, Inc.
59408Q10
Trade Date
6/26/2014
List of Underwriters
J.P. Morgan Securities LLC
 Goldman, Sachs & Co.
 Barclays
 Deutsche Bank Securities
 BofA Merrill Lynch
 Credit Suisse
 Morgan Stanley
 Wells Fargo Securities
 Guggenheim Securities
Macquarie Capital
 Nomura
 Piper Jaffray
 Raymond James
 Stephens Inc. SunTrust
Robinson Humphrey
 Ramirez & Co.
 Telsey Advisory Group
 The Williams Capital Group,
L.P.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Goldman, Sachs & Co.
Sector or Industry:
Consumer Discretionary
Date of First Offering:
6/26/2014
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
$17.000
Underwriting Spread per Unit:
$.95625
Gross Spread as a % of Price:
5.625%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
$472,222,226
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
..86%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Small Cap Value Portfolio (J.P. Morgan
sleeve)
0.0694%
$328,100






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0935%
$442,000


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Erac USA Finance LLC
26884TAM4
Trade Date
06/30/14
List of Underwriters
J.P. Morgan Securities LLC
RBS Securities Inc.
Wells Fargo Securities, LLC
Mitsubishi UFJ Securities
(USA), Inc.
U.S. Bancorp Investments, Inc.
Merrill Lynch, Pierce, Fenner &
Smith, Incorporated
Goldman, Sachs & Co.
RBC Capital Markets, LLC
TD Securities USA LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
J.P. Morgan Securities LLC
Sector or Industry:
Consumer Services
Date of First Offering:
06/30/14
Ratings:
SP:BBB+/ MD:Baa1
Maturity Date:
10/15/19
Coupon:
2.35%
Unit Price:
99.854
Underwriting Spread per Unit:
$0.600
Gross Spread as a % of Price:
0.6009%
Yield:
2.353%
Yield to Maturity:
2.349%
Principal Amount of Offering:
$500,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation > 3:
Yes


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
8.0000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.7850%
$3,919,269.50






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.7850%
$3,919,269.50







10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
The Goldman Sachs Group, Inc.
(2044)    38141EC31
Trade Date
06-30-2014
List of Underwriters
Goldman, Sachs & Co.
 Banco de Brasil Securities
 BB&T Capital Markets
BMO Capital Markets
 BNY Mellon Capital Markets,
LLC
 Capital One Securities, Inc.
Mizuho Securities
PNC Capital Markets LLC
RBC Capital Markets
 SMBC Nikko
 SunTrust Robinson Humphrey
US Bancorp
 Drexel Hamilton
 Loop Capital Markets
 Mischler Financial Group, Inc.
 The Williams Capital Group,
L.P.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Goldman, Sachs & Co.
Sector or Industry:
Banking
Date of First Offering:
06-30-2014
Ratings:
Baa1	A-	A
Maturity Date:
7/8/2044
Coupon:
4.80%
Unit Price:
$99.512
Underwriting Spread per Unit:
0.875%
Gross Spread as a % of Price:
0.879%
Yield:
4.830%
Yield to Maturity:
4.830%
Principal Amount of Offering:
$1,741,460,000.00
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not
exceed 25%.  [If an eligible 144A offering, must be less than
25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE
PERCENTAGE
      9.490%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0342%
$597,072.00






Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
[To be completed by PI]
0.0342%
$597,072.00